As filed with the Securities and Exchange Commission on May 21, 1997


             1933 Act File No. 33-64872; 1940 Act File No. 811-7820

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933                                  __X__

         Pre-Effective Amendment No.      _____

         Post-Effective Amendment No.     __8__                   __X__


REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940                          __X__

         Amendment No.   __8__
                        (Check appropriate box or boxes.)

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         American Century Tower, 4500 Main Street, Kansas City, MO 64111
        ----------------------------------------------------------------
          (Address of Principal Executive Offices)            (Zip Code)

        Registrant's Telephone Number, Including Area Code (816) 531-5575

                              James E. Stowers III
        American Century Tower, 4500 Main Street, Kansas City, MO 64111
        ----------------------------------------------------------------
                     (Name and address of Agent for Service)

           Approximate Date of Proposed Public Offering May 21, 1997

It is proposed that this filing will become effective (check appropriate box) __X__ immediately upon filing pursuant to paragraph (b) of Rule 485
_____ on (date) pursuant to paragraph (b) of Rule 485
_____ 60 days after filing pursuant to paragraph (a) of Rule 485
_____ on (date) pursuant to paragraph (a) of Rule 485
_____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
_____ on (date) pursuant to paragraph (a)(2) of Rule 485


The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 notice for the fiscal year ended March 31, 1996, was filed on May 30, 1996.

--------------------------------------------------------------------------------

================================================================================
                              CROSS REFERENCE SHEET

--------------------------------------------------------------------------------

         N-1A Item No.              Location
         -------------              --------
PART A

Item 1. Cover Page                  Cover Page
Item 2. Synopsis                    Transaction and Operating
                                    Expense Table
Item 3. Condensed Financial         Financial Highlights
          Information
Item 4. General Description         Investment Policies of
          Registrant                the Funds; Other Investment
                                    Practices, Their Characteristics
                                    and Risks; Performance
                                    Advertising; Distribution
                                    of Fund Shares; Further
                                    Information About
                                    American Century
Item 5. Management of the           Management
        Fund
Item 6. Capital Stock and           Further Information About
        Other Securities            American Century
Item 7. Purchase of Securities      How to Open An Account;
        Being Offered               How to Exchange From One
                                    Account to Another;
                                    Share Price; Distribution
Item 8. Redemption                  How to Redeem Shares;
                                    Signature Guarantee
Item 9. Pending Legal               N/A
        Proceedings


--------------------------------------------------------------------------------
PART B
--------------------------------------------------------------------------------

Item 10. Cover Page                 Cover Page
Item 11. Table of Contents          Table of Contents
Item 12. General Information        N/A
Item 13. Investment Objectives      Investment Objectives of
         and Policies               the Funds; Fundamental
                                    Policies of the Funds;
                                    Investment Restrictions;
                                    Forward Currency Exchange
                                    Contracts; An Explanation of
                                    Fixed Income Securities Ratings;
                                    Short Sales; Portfolio Turnover;
                                    Index Futures Contracts;
                                    Municipal Leases
Item 14. Management of the          Officers and Directors;
         Registrant                 Management;
                                    Custodians
Item 15. Control Persons            Capital Stock
         and Principal
         Holders of Securities
Item 16. Investment Advisory        Management;
         and Other Services         Custodians
Item 17. Brokerage Allocation       Brokerage;
                                    Performance Advertising
Item 18. Capital Stock and          Capital Stock;
         Other Securities           Multiple Class Structure
Item 19. Purchase, Redemption       N/A
         and Pricing of
         Securities Being
         Offered
Item 20. Tax Status                 N/A
Item 21. Underwriters               N/A
Item 22. Calculation of Yield       Performance Advertising
         Quotations of Money
         Market Funds
Item 23. Financial Statements       Financial Statements

                                   Prospectus

                            [american century logo]
                                    American
                                  Century(sm)

                                  May 21, 1997


                                    AMERICAN
                                    CENTURY
                                     GROUP

                                     Value
                                 Equity Income

                                 INVESTOR CLASS


                                 [front cover]


                          AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          American Century Investments

          Benham                 American Century         Twentieth Century(R)
          Group(R)                     Group                     Group

    MONEY MARKET FUNDS          ASSET ALLOCATION &           GROWTH FUNDS
   GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
  DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS
   MUNICIPAL BOND FUNDS           SPECIALTY FUNDS


                              Value o Equity Income




                                   PROSPECTUS


                                  MAY 21, 1997


                             Value o Equity Income

                                 INVESTOR CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.


American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Two of the funds from our American Century Group that invest primarily in equity securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 21, 1997, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street o P.O. Box 419200
               Kansas City, Missouri 64141-6200 o 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-444-3485
                            www.americancentury.com


Additional   information,   including  this  Prospectus  and  the  Statement  of
Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1


                       INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY VALUE FUND

The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY EQUITY INCOME FUND

The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. The fund attempts to achieve its objectives by investing primarily in income-producing equity securities. In the pursuit of its objectives, the fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index.

There is no assurance that the funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2    Investment Objectives                          American Century Investments


                               TABLE OF CONTENTS


Investment Objectives of the Funds ....................................... 2
Transaction and Operating Expense Table .................................. 4
Financial Highlights ..................................................... 5


INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds ......................................... 7
    Value ................................................................ 7
    Equity Income ........................................................ 7
    Policies Applicable to Both Funds .................................... 7
Other Investment Practices, Their Characteristics and Risks .............. 8
    Foreign Securities ................................................... 8
    Equity Securities .................................................... 9
    Forward Currency Exchange Contracts .................................. 9
    Portfolio Turnover ...................................................10
    Repurchase Agreements ................................................10
    Index Futures Contracts ..............................................10
    Derivative Securities ................................................11
    Portfolio Lending ....................................................12
    When-Issued Securities ...............................................12
    Short Sales ..........................................................12
    Rule 144A Securities .................................................12
Performance Advertising ..................................................13

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS


American Century Investments .............................................14
Investing in American Century ............................................14
How to Open an Account ...................................................14
    By Mail ..............................................................14
    By Wire ..............................................................14
    By Exchange ..........................................................15
    In Person ............................................................15
    Subsequent Investments ...............................................15
    By Mail ..............................................................15
    By Telephone .........................................................15
    By Online Access .....................................................15
    By Wire ..............................................................15
    In Person ............................................................15
    Automatic Investment Plan ............................................15
How to Exchange from One Account to Another ..............................15
    By Mail ..............................................................16
    By Telephone .........................................................16
    By Online Access .....................................................16
How to Redeem Shares .....................................................16
    By Mail ..............................................................16
    By Telephone .........................................................16
    By Check-A-Month .....................................................16
    Other Automatic Redemptions ..........................................16
    Redemption Proceeds ..................................................16
    By Check .............................................................16
    By Wire and ACH ......................................................17
    Special Requirements for Large Redemptions ...........................17
    Redemption of Shares in Low-Balance
    Accounts .............................................................17
Signature Guarantee ......................................................17
Special Shareholder Services .............................................17
    Automated Information Line ...........................................18
    Online Account Access ................................................18
    Open Order Service ...................................................18
    Tax-Qualified Retirement Plans .......................................18
Important Policies Regarding Your Investments ............................18
Reports to Shareholders ..................................................19
Employer-Sponsored Retirement Plans and Institutional Accounts ...........20


ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ..............................................................21
    When Share Price Is Determined .......................................21
    How Share Price Is Determined ........................................21
    Where to Find Information About Share Price ..........................22
Distributions ............................................................22
Taxes ....................................................................22
    Tax-Deferred Accounts ................................................22
    Taxable Accounts .....................................................23
Management ...............................................................23
    Investment Management ................................................23
    Code of Ethics .......................................................24
    Transfer and Administrative Services .................................24
Distribution of Fund Shares ..............................................25
Further Information About American Century ...............................25


Prospectus                                              Table of Contents      3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                        Value
                                                                       Equity
                                                                       Income

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ..............................   none
Maximum Sales Load Imposed on Reinvested Dividends ...................   none
Deferred Sales Load ..................................................   none
Redemption Fee(1) ....................................................   none
Exchange Fee .........................................................   none


ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)
Management Fees ......................................................  1.00%
12b-1 Fees ...........................................................   none
Other Expenses(2) ....................................................  0.00%
Total Fund Operating Expenses ........................................  1.00%


EXAMPLE
You would pay the following expenses on a                    1 year       $10
$1,000 investment, assuming a 5% annual return and          3 years        32
redemption at the end of each time period:                  5 years        55
                                                           10 years       122

(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.


(2) Other expenses, which includes the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.


The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The funds offer three other classes of shares, primarily to institutional investors, that have different fee structures than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 25.



4    Transaction and Operating Expense Table        American Century Investments



                              FINANCIAL HIGHLIGHTS
                                     VALUE

The Financial Highlights for each of the periods presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31, except as noted.

                                                                      1997        1996        1995     1994(1)

PER-SHARE DATA
Net Asset Value,  Beginning of Period ........................       $6.32       $5.46       $4.98       $5.01
                                                                    -----------  ---------  ---------  ---------
Income From Investment Operations
   Net Investment Income(2) ..................................        0.12        0.13        0.12        0.08
   Net Realized and Unrealized Gain (Loss)
      on Investment Transactions .............................        0.87        1.34        0.75      (0.04)
                                                                    -----------  ---------  ---------  ---------

   Total From Investment Operations ..........................        0.99        1.47        0.87        0.04
                                                                    -----------  ---------  ---------  ---------
Distributions
   From Net Investment Income ................................      (0.12)      (0.12)      (0.12)      (0.07)
   In Excess of Net Investment Income ........................          --      (0.01)          --          --
   From Net Realized Gains on Investment Transactions ........      (0.61)      (0.48)      (0.27)          --
                                                                    -----------  ---------  ---------  ---------
   Total Distributions .......................................      (0.73)      (0.61)      (0.39)      (0.07)
                                                                    -----------  ---------  ---------  ---------
Net Asset Value, End of Period ...............................       $6.58       $6.32       $5.46       $4.98
                                                                    ===========  =========  =========  =========
   Total Return(3) ...........................................      15.92%      28.06%      18.56%       0.83%


RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ............       1.00%       0.97%       1.00%    1.00%(4)
Ratio of Net Investment Income to Average Net Assets .........       1.86%       2.17%       2.65%    3.37%(4)
Portfolio Turnover Rate ......................................        111%        145%         94%         79%
Average Commission Paid per Investment Security Traded .......     $0.0459     $0.0409       --(5)       --(5)
Net Assets, End of Period (in thousands) .....................  $1,743,582    $881,885    $348,281     $87,798

(1)  September 1, 1993 (inception) through March 31, 1994.
(2)  Computed using average shares outstanding throughout the period.
(3) Total return assumes reinvestment of dividends and capital gains distribution, if any. Total return for periods less than one year are not annualized.
(4)  Annualized.
(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended March 31, 1995.


Prospectus                                           Financial Highlights      5



                              FINANCIAL HIGHLIGHTS
                                 EQUITY INCOME

The Financial Highlights for each of the periods presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31, except as noted.


                                                                                  1997        1996     1995(1)


PER-SHARE DATA
Net Asset Value,  Beginning of Period ........................................   $6.10       $5.42       $5.00
                                                                                ---------  ---------  ---------
Income From Investment Operations
   Net Investment Income(2) ..................................................    0.22        0.20        0.09
   Net Realized and Unrealized Gain (Loss) on Investment Transactions ........    0.75        1.13        0.44
                                                                                ---------  ---------  ---------
   Total From Investment Operations ..........................................    0.97        1.33        0.53
                                                                                ---------  ---------  ---------
Distributions
   From Net Investment Income ................................................  (0.21)      (0.19)      (0.09)
   In Excess of Net Investment Income ........................................      --      (0.01)          --
   From Net Realized Gains on Investment Transactions ........................  (0.55)      (0.45)      (0.02)
                                                                                ---------  ---------  ---------
   Total Distributions .......................................................  (0.76)      (0.65)      (0.11)
                                                                                ---------  ---------  ---------
Net Asset Value, End of Period ...............................................   $6.31       $6.10       $5.42
                                                                                =========  =========  =========
   Total Return(3) ...........................................................  16.24%      25.67%      10.69%


RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ............................   1.00%       0.98%    1.00%(4)
Ratio of Net Investment Income to Average Net Assets .........................   3.46%       3.51%    4.04%(4)
Portfolio Turnover Rate ......................................................    159%        170%         45%
Average Commission Paid per Investment Security Traded ....................... $0.0440     $0.0378       --(5)
Net Assets, End of Period (in thousands) .....................................$199,388    $116,692     $52,213

(1)  August 1, 1994 (inception) through March 31, 1995.
(2)  Computed using average shares outstanding throughout the period.
(3) Total return assumes reinvestment of dividends and capital gains distribution, if any. Total return for periods less than one year are not annualized.
(4)  Annualized.
(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended March 31, 1995.


6    Financial Highlights                           American Century Investments


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS


The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.


VALUE

The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

Securities may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. Under normal market conditions, the fund expects to invest at least 80% of the value of its total assets in equity securities. The fund's investments will typically be characterized by lower price-to-earnings, price-to-cash flow and/or price-to-book value ratios relative to the equity market in general. Its investments also may have above-average current dividend yields.

It is management's intention that the fund will primarily consist of domestic equity securities. However, the fund also may invest in other types of domestic or foreign securities consistent with the accomplishment of the fund's objective. The other securities the fund may invest in are convertible securities (see "Other Investment Practices, Their Characteristics and Risks--Equity Securities," page 9), preferred stocks, bonds, notes and debt securities of companies and debt obligations of governments and their agencies. Investments in these securities will be made when the manager believes that the total return potential on these securities equals or exceeds the potential return on common stocks.

EQUITY INCOME

The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective of the fund. The fund seeks to achieve its objectives by screening companies primarily for favorable dividend paying history (yield) and prospects for continuing and/or increasing dividend paying ability and secondarily for capital appreciation potential. The fund seeks a yield that exceeds the yield of securities comprising the S&P 500. Total return for the fund will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

Under normal circumstances, the fund will invest at least 65% of the fund's total assets in equity securities and at least 85% of the fund's total assets will be invested in income-paying securities. The fund's portfolio will consist primarily of domestic securities.

POLICIES APPLICABLE TO BOTH FUNDS

Each fund's holdings will be spread among industry groups that meet its investment criteria to help reduce certain of the risks inherent in common stock investments. These investments will primarily be securities listed on major exchanges or traded in the over-the-counter markets.

Income is a primary or secondary objective of each fund. As a result, a portion of the portfolio of each fund may consist of fixed income securities.

The value of fixed income securities fluctuates based on changes in interest rates and in the credit quality of the issuer. Debt securities that comprise part of a fund's fixed income portfolio will primarily be


Prospectus                                Information Regarding the Funds      7


limited to "investment grade" obligations. However, each fund may invest up to 5% of its assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if not rated, are of equivalent investment quality as determined by the investment manager. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

"High yield" securities, sometimes referred to as "junk bonds," are higher risk,
non-convertible   debt   obligations  that  are  rated  below  investment  grade
securities, or are unrated, but with similar credit quality.


There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of a fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the fund (see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information).


The funds will not necessarily dispose of high yield securities if the aggregate value of such securities exceeds 5% of a fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the fund. Rather, the manager will cease purchasing any additional high yield securities until the value of such securities is less than 5% of the fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the fund in meeting its investment objectives.

In addition, the value of a fund's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of a fund, impact the net asset value of that fund's shares.

Notwithstanding the fact the funds will primarily invest in equity securities, under exceptional market or economic conditions, the funds may temporarily invest all or a substantial portion of their assets in cash or investment grade short-term securities (denominated in U.S. dollars or foreign currencies).

To the extent that a fund assumes a defensive position, it will not be investing for capital growth.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

Each fund may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies, when these securities meet its standards of selection. The manager defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside of the United States, and/or whose principal trading market is outside the United States. The principal business activities of such issuers will be located in developed countries.


The funds may make such investments either directly in foreign securities or indirectly by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign



8    Information Regarding the Funds                American Century Investments


securities may be made either on foreign securities exchanges or in the over-the-counter markets.

Subject to its investment objective and policies, each fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers and debt securities of foreign governments and their agencies. The credit quality standards applicable to domestic securities purchased by each fund are also applicable to its foreign securities investments.

Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

EQUITY SECURITIES

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

Each fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's are of equivalent investment quality as determined by the manager. Debt securities rated below the four highest categories are not considered "investment grade" obligations. These securities have speculative characteristics and present more credit risk than investment grade obligations. For a description of the S&P and Moody's ratings categories, see "An Explanation of Fixed Income Securities Ratings," in the Statement of Additional Information. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the fund might invest.

FORWARD CURRENCY EXCHANGE CONTRACTS

Some of the securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar, as well as by changes in the market value of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.

To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates a fund to purchase or sell a specific currency at a future date at a specific price.


A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell an amount of foreign currency equal to the value of some or all of a fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where the fund would be obligated to deliver an amount of foreign currency in excess of the aggregate value of



Prospectus                                Information Regarding the Funds      9


the fund's portfolio securities or other assets denominated in, or whose value is tied to, that currency.


A fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.


If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the funds against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER

The portfolio turnover rates of the funds are shown in the Financial Highlights table on pages 5 and 6 of this Prospectus.

Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be accurately predicted.

The portfolio turnover of the funds may be higher than other investment companies with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

Each fund may invest up to 20% of its assets in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the fund's investment policies.

A repurchase agreement occurs when a fund purchases an interest-bearing obligation from a bank or broker-dealer registered under the Securities Exchange Act of 1934 and simultaneously agrees to sell it back on a specified date in the future (usually less than one week later) at a higher price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security and is considered by the staff of the SEC to be a loan by the fund.

A fund's risk in connection with repurchase agreements is the ability of the seller to pay the repurchase price on the repurchase date. If the seller defaults, the fund may incur costs, delays or losses. Management monitors the creditworthiness of sellers.

The funds will not invest more than 15% of their respective assets in repurchase agreements maturing in more than seven days.

The funds will enter into repurchase agreements only with those commercial banks and broker-dealers whose creditworthiness has been reviewed and found satisfactory by the funds' management pursuant to criteria adopted by the funds' Board of Directors.

INDEX FUTURES CONTRACTS

Each fund may enter into domestic stock index futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. Rather than actually purchasing the securities of an index, the manager may purchase a futures contract, which reflects the value of such underlying securities. For example, S&P 500 futures reflect the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the underlying index securities increases or decreases during the contract period, the value of the S&P 500 futures can be expected to reflect such increase or decrease. As a result, the manager is able to expose to the equity markets cash


10   Information Regarding the Funds                American Century Investments


that is maintained by the funds to meet anticipated redemptions or held for future investment opportunities. Because futures generally settle within a day from the date they are closed out (compared with three days for the types of equity securities primarily invested in by the funds) the manager believes that this use of futures allows the funds to effectively be fully invested in equity securities while maintaining the liquidity needed by the funds.

When a fund enters into a futures contract, it must make deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the index fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. Assets set aside by a fund as initial or variable margin may not be disposed of so long as the fund maintains the contract.

The funds may not purchase leveraged futures. A fund will deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fluctuating market value of the index futures contracts it has purchased, less any margin deposited on its position. The funds will only invest in exchange-traded futures. In addition, the value of index futures contracts purchased by a fund may not exceed 5% of the fund's total assets.

DERIVATIVE SECURITIES

To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts or S&P 500 futures), currencies, interest rates, indices or other financial indicators ("reference indices").

Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the S&P 500 Index would be a permissible investment since each of the funds may invest in the securities of companies comprising the S&P 500 Index (assuming they otherwise meet the other requirements for the fund), while a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.


The return of a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

o the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

o    the risk that the counterparty will fail to perform its obligations.

The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities.


Prospectus                                Information Regarding the Funds     11


The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.

PORTFOLIO LENDING

In order to realize additional income, each fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash, collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, the funds must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The funds must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of either fund's net assets valued at market. The portfolio lending policy described in this paragraph is fundamental policy that may be changed only by a vote of a majority of the fund's shareholders.

WHEN-ISSUED SECURITIES


Each of the funds may purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of such fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.


SHORT SALES

Each fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.


RULE 144A SECURITIES

The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.


With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.


Since the secondary market for such securities is limited to certain qualified institutional buyers, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's


12   Information Regarding the Funds                American Century Investments


manager will consider appropriate remedies to minimize the effect on such fund's liquidity. Neither fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

PERFORMANCE ADVERTISING

From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Investor Class and the other classes offered by the funds.

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price.

Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.


Each fund also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance, such as the Standard & Poor's 500 Index, the Dow Jones Industrial Average, the S&P/Barra Value Index (with regard to Value) and the Lipper Equity Income Fund Index (with regard to Equity Income). Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.


All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


Prospectus                                Information Regarding the Funds     13


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

The  funds  offered  by  this  Prospectus  are a part  of the  American  Century
Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY


The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.


If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 20.

HOW TO OPEN AN ACCOUNT

To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

The minimum investment is $2,500 [$1,000 for IRA and Uniform Gifts/Transfers to Minors Acts ("UGMA/UTMA") accounts]. These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month (see "Automatic Investment Plan," page 15). The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

PLEASE NOTE: IF YOU REGISTER YOUR ACCOUNT AS BELONGING TO MULTIPLE OWNERS (E.G., AS JOINT TENANTS), YOU MUST PROVIDE US WITH SPECIFIC AUTHORIZATION ON YOUR APPLICATION IN ORDER FOR US TO ACCEPT WRITTEN OR TELEPHONE INSTRUCTIONS FROM A SINGLE OWNER. OTHERWISE, ALL OWNERS WILL HAVE TO AGREE TO ANY TRANSACTIONS THAT INVOLVE THE ACCOUNT (WHETHER THE TRANSACTION REQUEST IS IN WRITING OR OVER THE TELEPHONE).

You may invest in the following ways:

By Mail

Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

By Wire

You may make your initial investment by wiring funds. To do so, call us or mail a completed application and provide your bank with the following information:

o    RECEIVING BANK AND ROUTING NUMBER: Commerce Bank, N.A. (101000019)

o    BENEFICIARY (BNF): American Century Services Corporation
     4500 Main St., Kansas City, Missouri 64111

o    BENEFICIARY ACCOUNT NUMBER (BNF ACCT): 2804918

o REFERENCE FOR BENEFICIARY (RFB): American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o ORIGINATOR TO BENEFICIARY (OBI): Name and address of owner of account into which you are investing.

o    BANK TO BANK INFORMATION (BBI OR FREE FORM TEXT):

     o    Taxpayer identification or Social Security number


14 How to Invest with American Century Investments  American Century Investments


     o If more than one account, account numbers and amount to be invested in each account.


     o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA, SARSEP- IRA, SIMPLE Employer or SIMPLE Employee.


By Exchange

Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

In Person

If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

4500 Main Street
Kansas City, Missouri 64111


4917 Town Center Drive
Leawood, Kansas 66211


1665 Charleston Road
Mountain View, California 94043

2000 S. Colorado Blvd.
Denver, Colorado 80222

SUBSEQUENT INVESTMENTS


Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments:
$250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


By Mail


When making subsequent investments, enclose your check with the investment slip portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


By Telephone

Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

By Online Access

Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

By Wire

You  may  make  subsequent   investments  by  wire.  Follow  the  wire  transfer
instructions on page 14 and indicate your account number.

In Person


You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER


As long as you meet any minimum initial investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities Trust, and at the close of the



Prospectus                How to Invest with American Century Investments     15



Exchange for all of our other funds. See "When Share Price is Determined," page 21.


For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," page 17.

By Mail

You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

By Telephone


You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line -- see page 18) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.


By Online Access

You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

By Mail

Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. See "Signature Guarantee," page 17.

By Telephone

If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

By Check-A-Month

If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

Other Automatic Redemptions

If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

Redemption proceeds may be sent to you in one of the following ways:

By Check

Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.


16 How to Invest with American Century Investments  American Century Investments


By Wire and ACH

You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

Despite its right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity to bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee would be required when:

o    redeeming more than $25,000; or

o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these


Prospectus                How to Invest with American Century Investments     17


options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.


Our special shareholder services include:


Automated Information Line

We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

Online Account Access


You may contact us 24 hours a day, seven days a week at www.americancentury.com to access your fund's daily share price, receive updates on major market indices and view historical performance of your fund. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.


Open Order Service

Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

Tax-Qualified Retirement Plans

Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

o    Individual Retirement Accounts (IRAs)

o 403(b) plans for employees of public school systems and non-profit organizations

o Profit sharing plans and pension plans for corporations and other employers

If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

(2) We reserve the right to make changes to any stated investment requirements, including


18 How to Invest with American Century Investments  American Century Investments


     those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a


Prospectus                How to Invest with American Century Investments     19


list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT
PLANS AND INSTITUTIONAL ACCOUNTS

Information  contained in our Investor  Services Guide pertains to  shareholders
who  invest   directly   with   American   Century   rather   than   through  an
employer-sponsored retirement plan or through a financial intermediary.

If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


20 How to Invest with American Century Investments  American Century Investments


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED


The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset value for Target Maturities funds are determined one hour prior to the close of the Exchange.

Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined, as of the close of the Exchange on the next day the Exchange is open.

Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.


Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.


Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.


If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangement with the funds or the funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

The valuation of assets for determining net asset value may be summarized as follows:

Portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked price is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.


Prospectus                         Additional Information You Should Know     21


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE


The net asset values of the Investor Class of the funds are published in leading newspapers daily. The net asset value of each fund may also be obtained by calling us or by accessing our Web site (www.americancentury.com).


DISTRIBUTIONS


Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.


Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders in taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares of Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time, the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities and undistributed dividends and interest received, less fund expenses.

Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares will be reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account on a tax-deferred basis.

Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.


22   Additional Information You Should Know         American Century Investments


TAXABLE ACCOUNTS

If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.


Dividends and interest received by a fund on foreign securities, and, in limited circumstances capital gains realized by a fund upon the sale of such securities, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.


Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations, which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the investment manager of the funds.


Prospectus                         Additional Information You Should Know     23


Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

In June, 1995, American Century Companies, Inc. ("ACC"), the parent corporation of the manager, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment advisor to The Benham Group of mutual funds, became a wholly owned subsidiary of ACC. Certain employees of BMC provide investment management services to the funds while certain employees of the manager provide investment management services to funds managed by BMC.


The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.

The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:


PETER A. ZUGER, Vice President and Portfolio Manager, joined American Century in June 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Zuger served as an investment manager in the Trust Department of NBD Bancorp in Detroit, Michigan.

PHILLIP N.  DAVIDSON,  Vice  President and Portfolio  Manager,  joined  American
Century in September 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Davidson served as an investment manager for Boatmen's Trust Company in St. Louis, Missouri.

The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

For the services provided to the Investor Class of the funds, the manager receives an annual fee of 1% of the average net assets of each fund offered by this Prospectus.


On the first business day of each month, each series of shares pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS

The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES


American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111 acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds and is paid for such services by the manager.


Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American


24   Additional Information You Should Know         American Century Investments


Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.


The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


DISTRIBUTION OF FUND SHARES

The funds' shares are distributed by American Century Investment Services, Inc., a registered broker-dealer and an affiliate of the funds' investment manager. The manager pays all expenses for promoting and distributing the Investor Class of fund shares offered by this Prospectus. The Investor Class of shares does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

American Century Capital Portfolios, Inc., the issuer of the funds, was organized as a Maryland corporation on June 14, 1993.


The corporation is a diversified, open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.

The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri, 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls:
816-531-5575).

American Century Capital Portfolios, Inc. currently issues two series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


American  Century  offers  four  classes  of each of the funds  offered  by this
Prospectus: an Investor Class, an Institutional Class, a Service Class, and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions, or 12b-1 fees.


The other classes of shares are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.


Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has


Prospectus                         Additional Information You Should Know     25


exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of another class of the same fund.

Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' bylaws, the holders of at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


26   Additional Information You Should Know         American Century Investments


                                     NOTES


                                                                    Notes     27


                                     NOTES


28   Notes                                          American Century Investments


                                     NOTES


                                                                    Notes     29


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765


Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485


Fax: 816-340-7962

www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9705           [recycled logo]
SH-BKT-8483       Recycled

                                   Prospectus

                            [american century logo]
                                    American
                                  Century(sm)


                                  May 21, 1997


                                    AMERICAN
                                    CENTURY
                                     GROUP

                                     Value
                                 Equity Income

INSTITUTIONAL CLASS

                                 [front cover]



                          AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          American Century Investments

          Benham                 American Century         Twentieth Century(R)
          Group(R)                       Group                     Group

    MONEY MARKET FUNDS          ASSET ALLOCATION &           GROWTH FUNDS
   GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
  DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS
   MUNICIPAL BOND FUNDS           SPECIALTY FUNDS


                              Value o Equity Income



                                   PROSPECTUS


                                  MAY 21, 1997


                             Value o Equity Income

                              INSTITUTIONAL CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.


American Century Capital Portfolios, Inc., is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Two of the funds from our American Century Group that invest primarily in equity securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


Each fund's shares offered in this Prospectus (the Institutional Class shares) are sold at their net asset value with no sales charges or commissions.

The Institutional Class shares are made available for purchase by large institutional shareholders, such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the funds' minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies or participant-directed employer-sponsored retirement plans.


This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 21, 1997, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street o P.O. Box 419200
               Kansas City, Missouri 64141-6200 o 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-444-3485
                            www.americancentury.com


Additional   information,   including  this  Prospectus  and  the  Statement  of
Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1


                       INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY VALUE FUND

The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY EQUITY INCOME FUND

The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. The fund attempts to achieve its objectives by investing primarily in income-producing equity securities. In the pursuit of its objectives, the fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index.

There is no assurance that the funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2    Investment Objectives                          American Century Investments


                               TABLE OF CONTENTS


Investment Objectives of the Funds ...................................... 2
Transaction and Operating Expense Table ................................. 4
Performance Information of Other Class .................................. 5


INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds ........................................ 7
     Value .............................................................. 7
     Equity Income ...................................................... 7
     Policies Applicable to Both Funds .................................. 7
Other Investment Practices, Their Characteristics and Risks ............. 8
     Foreign Securities ................................................. 8
     Equity Securities .................................................. 9
     Forward Currency Exchange Contracts ................................ 9
     Portfolio Turnover .................................................10
     Repurchase Agreements ..............................................10
     Index Futures Contracts ............................................10
     Derivative Securities ..............................................11
     Portfolio Lending ..................................................12
     When-Issued Securities .............................................12
     Short Sales ........................................................12
     Rule 144A Securities ...............................................12
Performance Advertising .................................................13

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ............................................14
Investing in American Century ...........................................14
How to Open an Account ..................................................14
     By Mail ............................................................14
     By Wire ............................................................14
     By Exchange ........................................................14
     In Person ..........................................................14
     Subsequent Investments .............................................15
     By Mail ............................................................15
     By Telephone .......................................................15
     By Wire ............................................................15
     In Person ..........................................................15
     Automatic Investment Plan ..........................................15
Minimum Investment ......................................................15
How to Exchange from One Account to Another .............................15
     By Mail ............................................................16
     By Telephone .......................................................16
How to Redeem Shares ....................................................16
     By Mail ............................................................16
     By Telephone .......................................................16
     By Check-A-Month ...................................................16
     Other Automatic Redemptions ........................................16
     Redemption Proceeds ................................................16
     By Check ...........................................................16
     By Wire and ACH ....................................................16
     Special Requirements for Large Redemptions .........................16
Signature Guarantee .....................................................17
Special Shareholder Services ............................................17
     Open Order Service .................................................17
     Tax-Qualified Retirement Plans .....................................17
Important Policies Regarding Your Investments ...........................18
Reports to Shareholders .................................................18
Customers of Banks, Broker-Dealers and Other
     Financial Intermediaries ...........................................19

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price .............................................................20
     When Share Price Is Determined .....................................20
     How Share Price Is Determined ......................................20
     Where to Find Information About Share Price ........................21
Distributions ...........................................................21
Taxes ...................................................................21
     Tax-Deferred Accounts ..............................................21
     Taxable Accounts ...................................................21
Management ..............................................................22
     Investment Management ..............................................22
     Code of Ethics .....................................................23
     Transfer and Administrative Services ...............................23
Distribution of Fund Shares .............................................24
Further Information About American Century ..............................24


Prospectus                                              Table of Contents      3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                        Value
                                                                       Equity
                                                                       Income

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ...............................  none
Maximum Sales Load Imposed on Reinvested Dividends ....................  none
Deferred Sales Load ...................................................  none
Redemption Fee ........................................................  none
Exchange Fee ..........................................................  none


ANNUAL FUND OPERATING EXPENSES:(as a percentage of net assets)
Management Fees ....................................................... 0.80%
12b-1 Fees ............................................................  none
Other Expenses(1) ..................................................... 0.00%
Total Fund Operating Expenses ......................................... 0.80%


EXAMPLE
You would pay the following expenses on a                    1 year        $8
$1,000 investment, assuming a 5% annual return and          3 years        26
redemption at the end of each time period:                  5 years        44
                                                           10 years        99


(1) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.


The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The shares offered by this Prospectus are Institutional Class shares. The funds offer three other classes of shares, one of which is primarily made available to retail investors and two that are primarily made available to institutional investors. The other classes have different fee structures than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those classes. For additional information about the various classes, see "Further Information About American Century," page 24.



4    Transaction and Operating Expense Table        American Century Investments



                     PERFORMANCE INFORMATION OF OTHER CLASS
                                     VALUE

The Institutional Class of the fund was established September 3, 1996; however, no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

The Financial Highlights for each of the periods presented have been examined by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31, except as noted.

                                                                      1997        1996        1995     1994(1)
                                                                      ----        ----        ----     -------

PER-SHARE DATA
Net Asset Value,  Beginning of Period ........................       $6.32       $5.46       $4.98       $5.01
                                                                    -----------  ---------  ---------  ---------
Income From Investment Operations
   Net Investment Income(2) ..................................        0.12        0.13        0.12        0.08
   Net Realized and Unrealized Gain (Loss)
      on Investment Transactions .............................        0.87        1.34        0.75      (0.04)
                                                                    -----------  ---------  ---------  ---------

   Total From Investment Operations ..........................        0.99        1.47        0.87        0.04
                                                                    -----------  ---------  ---------  ---------
Distributions
   From Net Investment Income ................................      (0.12)      (0.12)      (0.12)      (0.07)
   In Excess of Net Investment Income ........................          --      (0.01)          --          --
   From Net Realized Gains on Investment Transactions ........      (0.61)      (0.48)      (0.27)          --
                                                                    -----------  ---------  ---------  ---------
   Total Distributions .......................................      (0.73)      (0.61)      (0.39)      (0.07)
                                                                    -----------  ---------  ---------  ---------
Net Asset Value, End of Period ...............................       $6.58       $6.32       $5.46       $4.98
                                                                    ===========  =========  =========  =========
   Total Return(3) ...........................................      15.92%      28.06%      18.56%       0.83%


RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ............       1.00%       0.97%       1.00%    1.00%(4)
Ratio of Net Investment Income to Average Net Assets .........       1.86%       2.17%       2.65%    3.37%(4)
Portfolio Turnover Rate ......................................        111%        145%         94%         79%
Average Commission Paid per Investment Security Traded .......     $0.0459     $0.0409       --(5)       --(5)
Net Assets, End of Period (in thousands) .....................  $1,743,582    $881,885    $348,281     $87,798

(1)  September 1, 1993 (inception) through March 31, 1994.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distribution, if any. Total return for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended March 31, 1995.


Prospectus                         Performance Information of Other Class      5



                     PERFORMANCE INFORMATION OF OTHER CLASS
                                 EQUITY INCOME

The Institutional Class of the fund was established September 3, 1996, however, no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expense.

The Financial Highlights for each of the periods presented have been examined by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge.
Information presented is for a share outstanding throughout the years ended March 31, except as noted.


                                                                                  1997        1996     1995(1)


PER-SHARE DATA
Net Asset Value,  Beginning of Period ........................................   $6.10       $5.42       $5.00
                                                                                ---------  ---------  ---------
Income From Investment Operations
   Net Investment Income(2) ..................................................    0.22        0.20        0.09
   Net Realized and Unrealized Gain (Loss) on Investment Transactions ........    0.75        1.13        0.44
                                                                                ---------  ---------  ---------
   Total From Investment Operations ..........................................    0.97        1.33        0.53
                                                                                ---------  ---------  ---------
Distributions
   From Net Investment Income ................................................  (0.21)      (0.19)      (0.09)
   In Excess of Net Investment Income ........................................      --      (0.01)          --
   From Net Realized Gains on Investment Transactions ........................  (0.55)      (0.45)      (0.02)
                                                                                ---------  ---------  ---------
   Total Distributions .......................................................  (0.76)      (0.65)      (0.11)
                                                                                ---------  ---------  ---------
Net Asset Value, End of Period ...............................................   $6.31       $6.10       $5.42
                                                                                =========  =========  =========
   Total Return(3) ...........................................................  16.24%      25.67%      10.69%


RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ............................   1.00%       0.98%    1.00%(4)
Ratio of Net Investment Income to Average Net Assets .........................   3.46%       3.51%    4.04%(4)
Portfolio Turnover Rate ......................................................    159%        170%         45%
Average Commission Paid per Investment Security Traded ....................... $0.0440     $0.0378       --(5)
Net Assets, End of Period (in thousands) .....................................$199,388    $116,692     $52,213

(1)  August 1, 1994 (inception) through March 31, 1995.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distribution, if any. Total return for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended March 31, 1995.


6    Performance Information of Other Class         American Century Investments


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

VALUE

The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

Securities may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. Under normal market conditions, the fund expects to invest at least 80% of the value of its total assets in equity securities. The fund's investments will typically be characterized by lower price-to-earnings, price-to-cash flow and/or price-to-book value ratios relative to the equity market in general. Its investments also may have above-average current dividend yields.

It is management's intention that the fund will primarily consist of domestic equity securities. However, the fund also may invest in other types of domestic or foreign securities consistent with the accomplishment of the fund's objective. The other securities the fund may invest in are convertible securities (see "Other Investment Practices, Their Characteristics and Risks--Equity Securities," page 9), preferred stocks, bonds, notes and debt securities of companies and debt obligations of governments and their agencies. Investments in these securities will be made when the manager believes that the total return potential on these securities equals or exceeds the potential return on common stocks.

EQUITY INCOME

The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective of the fund. The fund seeks to achieve its objectives by screening companies primarily for favorable dividend paying history (yield) and prospects for continuing and/or increasing dividend paying ability and secondarily for capital appreciation potential. The fund seeks a yield that exceeds the yield of securities comprising the S&P 500. Total return for the fund will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

Under normal circumstances, the fund will invest at least 65% of the fund's total assets in equity securities and at least 85% of the fund's total assets will be invested in income-paying securities. The fund's portfolio will consist primarily of domestic securities.

POLICIES APPLICABLE TO BOTH FUNDS

Each fund's holdings will be spread among industry groups that meet its investment criteria to help reduce certain of the risks inherent in common stock investments. These investments will primarily be securities listed on major exchanges or traded in the over-the-counter markets.

Income is a primary or secondary objective of each fund. As a result, a portion of the portfolio of each fund may consist of fixed income securities.

The value of fixed income securities fluctuates based on changes in interest rates and in the credit quality of the issuer. Debt securities that comprise part of a fund's fixed income portfolio will primarily be limited to "investment grade" obligations. However,


Prospectus                                Information Regarding the Funds      7


each fund may invest up to 5% of its assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if not rated, are of equivalent investment quality as determined by the manager. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

"High yield" securities, sometimes referred to as "junk bonds," are higher risk,
non-convertible   debt   obligations  that  are  rated  below  investment  grade
securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of a fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the manager to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the fund. See "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

The funds will not necessarily dispose of high yield securities if the aggregate value of such securities exceeds 5% of a fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the fund. Rather, the manager will cease purchasing any additional high yield securities until the value of such securities is less than 5% of the fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the fund in meeting its investment objectives.

In addition, the value of a fund's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of a fund, impact the net asset value of that fund's shares.

Notwithstanding the fact the funds will primarily invest in equity securities, under exceptional market or economic conditions, the funds may temporarily invest all or a substantial portion of their assets in cash or investment grade short-term securities (denominated in U.S. dollars or foreign currencies).

To the extent that a fund assumes a defensive position, it will not be investing for capital growth.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

Each fund may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies, when these securities meet its standards of selection. The manager defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside of the United States, and/or whose principal trading market is outside the United States. The principal business activities of such issuers will be located in developed countries.


The funds may make such investments either directly in foreign securities or indirectly by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.



8    Information Regarding the Funds                American Century Investments


Subject to its investment objective and policies, each fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers and debt securities of foreign governments and their agencies. The funds will limit their purchases of debt securities to investment grade obligations.

Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

EQUITY SECURITIES

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

Each fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's are of equivalent investment quality as determined by the manager. Debt securities rated below the four highest categories are not considered "investment grade" obligations. These securities have speculative characteristics and present more credit risk than investment grade obligations. For a description of the S&P and Moody's ratings categories, see "An Explanation of Fixed Income Securities Ratings," in the Statement of Additional Information. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the fund might invest.

FORWARD CURRENCY EXCHANGE CONTRACTS

Some of the securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar, as well as by changes in the market value of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.

To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.


A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell an amount of foreign currency equal to the value of some or all of a fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where the fund would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.


Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager.


Prospectus                                Information Regarding the Funds      9



However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.


If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the funds against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER


The portfolio turnover rates of the funds are shown in the financial information on pages 5 and 6 of this Prospectus.


Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

Each fund may invest up to 20% of its assets in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the fund's investment policies.

A repurchase agreement occurs when, at the time a fund purchases an interest-bearing obligation, the seller (a bank or broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it back on a specified date in the future at an agreed upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

Since the security purchased constitutes security for the repurchased obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

The funds will not invest more than 15% of their respective assets in repurchase agreements maturing in more than seven days.

INDEX FUTURES CONTRACTS

Each fund may enter into domestic stock index futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. Rather than actually purchasing the securities of an index, the manager may purchase a futures contract, which reflects the value of such underlying index securities. For example, S&P 500 futures reflect the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the underlying securities increases or decreases during the contract period, the


10   Information Regarding the Funds                American Century Investments


value of the S&P 500 futures can be expected to reflect such increase or decrease. As a result, the manager is able to expose to the equity markets cash that is maintained by the funds to meet anticipated redemptions or held for future investment opportunities. Because futures generally settle within a day from the date they are closed out (compared with three days for the types of equity securities primarily invested in by the funds) the manager believes that this use of futures allows the funds to effectively be fully invested in equity securities while maintaining the liquidity needed by the funds.

When a fund enters into a futures contract, it must make deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the index fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. Assets set aside by a fund as initial or variable margin may not be disposed of so long as the fund maintains the contract.

The funds may not purchase leveraged futures. A fund will deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fluctuating market value of the index futures contracts it has purchased, less any margin deposited on its position. The funds will only invest in exchange-traded futures. In addition, the value of index futures contracts purchased by a fund may not exceed 5% of the fund's total assets.

DERIVATIVE SECURITIES

To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts or S&P 500 futures), currencies, interest rates, indices or other financial indicators ("reference indices").

Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the S&P 500 Index would be a permissible investment since each of the funds may invest in the securities of companies comprising the S&P 500 Index (assuming they otherwise meet the other requirements for the fund), while a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.


The return of a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

o the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

o    the risk that the counterparty will fail to perform its obligations.

The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities.


Prospectus                                Information Regarding the Funds     11


The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.

PORTFOLIO LENDING

In order to realize additional income, each fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The funds must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of either fund's net assets taken at market. The portfolio lending policy described in this paragraph is fundamental policy that may be changed only by a vote of a majority of the fund's shareholders.

WHEN-ISSUED SECURITIES


Each of the funds may purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of such fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.


SHORT SALES

Each fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.


RULE 144A SECURITIES

The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.


With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.


Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's


12   Information Regarding the Funds                American Century Investments


manager will consider appropriate remedies to minimize the effect on such fund's liquidity. Neither fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

PERFORMANCE ADVERTISING

From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Institutional Class and the other classes offered by the funds.

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if a fund's performance had remained constant throughout.

A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price.

Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

Each fund also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance, such as the Standard & Poor's 500 Index, the Dow Jones Industrial Average, the S&P/Barra Value Index (with regard to Value) and the Lipper Equity Income Fund Index (with regard to Equity Income). Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


Prospectus                                Information Regarding the Funds     13


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

The  funds  offered  by  this  Prospectus  are a part  of the  American  Century
Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-3533 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY


The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.


If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Minimum Investment," page 15 and "Customers of Banks, Broker-Dealers and Other Financial Intermediaries," page 19.

HOW TO OPEN AN ACCOUNT

To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

You may invest in the following ways:

By Mail

Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

By Wire

You may make your initial investment by wiring funds. To do so, call us or mail a completed application and provide your bank with the following information:

o    RECEIVING BANK AND ROUTING NUMBER: Commerce Bank, N.A. (101000019)

o    BENEFICIARY (BNF): American Century Services Corporation
     4500 Main St., Kansas City, Missouri 64111

o    BENEFICIARY ACCOUNT NUMBER (BNF ACCT): 2804918

o REFERENCE FOR BENEFICIARY (RFB): American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o ORIGINATOR TO BENEFICIARY (OBI): Name and address of owner of account into which you are investing.

o    BANK TO BANK INFORMATION (BBI OR FREE FORM TEXT):

     o    Taxpayer identification or Social Security number

     o If more than one account, account numbers and amount to be invested in each account.


     o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA, SARSEP- IRA, SIMPLE Employer or SIMPLE Employee.


By Exchange

Call 1-800-345-3533 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 15 for more information on exchanges.

In Person


If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:


4500 Main Street
Kansas City, Missouri 64111


4917 Town Center Drive
Leawood, Kansas 66211


1665 Charleston Road
Mountain View, California 94043

2000 S. Colorado Blvd.
Denver, Colorado 80222


14 How to Invest with American Century Investments  American Century Investments


SUBSEQUENT INVESTMENTS


Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," on page 15) or by any of the methods below. The minimum investment requirement for subsequent investments:
$250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


By Mail


When making subsequent investments, enclose your check with the investment slip portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


By Telephone

Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Institutional Service Representative.

By Wire


You  may  make  subsequent   investments  by  wire.  Follow  the  wire  transfer
instructions on page 14 and indicate your account number.


In Person


You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on page 14.


AUTOMATIC INVESTMENT PLAN

You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Institutional Service Representatives.

MINIMUM INVESTMENT

The  minimum   investment  is  $5  million  ($3  million  for   endowments   and
foundations). If you invest with us through a bank, broker-dealer or other financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). If your balance or the balance of your financial intermediary, if applicable, falls below the minimum investment requirements due to redemptions or exchanges, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class shares.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER


As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 20.


For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," page 16.


Prospectus                How to Invest with American Century Investments     15


By Mail

You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

By Telephone

You can make exchanges over the telephone if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling one of our Institutional Service Representatives at 1-800-345-3533 to get the appropriate form.

HOW TO REDEEM SHARES


We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received. For large redemptions, please read "Special Requirements for Large Redemptions," this page.


Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

By Mail

Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 17.

By Telephone

If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Institutional Service Representative.

By Check-A-Month

You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-a-Month brochure.

Other Automatic Redemptions

You may elect to make redemptions automatically by authorizing us to send funds to you or your account at a bank or other financial institution. To set up automatic redemptions, call one of our Institutional Service Representatives.

REDEMPTION PROCEEDS

Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

Redemption proceeds may be sent to you in one of the following ways:

By Check

Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

By Wire and ACH

You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities(a "redemption-in-kind").

If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

If your redemption would exceed this limit and you would like to avoid being paid in securities,


16 How to Invest with American Century Investments  American Century Investments


please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

Despite the funds' right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

SIGNATURE GUARANTEE

To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee would be required when:

o    redeeming more than $25,000; or

o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

Our special shareholder services include:

Open Order Service

Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

Tax-Qualified Retirement Plans

Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

o    Individual Retirement Accounts (IRAs);

o 403(b)plans for employees of public school systems and non-profit organizations; or

o Profit sharing plans and pension plans for corporations and other employers.


Prospectus                How to Invest with American Century Investments     17


You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.


(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.


(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF


18 How to Invest with American Century Investments  American Century Investments


NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully as they will help you understand your fund.

CUSTOMERS OF BANKS, BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARIES

Information  contained in our Investor  Services Guide pertains to  shareholders
who  invest  directly  with  American   Century  rather  than  through  a  bank,
broker-dealer or other financial intermediary.

If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your financial intermediary.


Prospectus                How to Invest with American Century Investments     19


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED


The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or our agents before the time as of which the net asset value is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.


Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.


Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.


If you invest in fund shares through a bank, financial advisor or other financial intermediary, it is the responsibility of your financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangement with the funds or the funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

The valuation of assets for determining net asset value may be summarized as follows:

Portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked price is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange


20   Additional Information You Should Know         American Century Investments


is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

The net asset values of the Investor Class of the funds are published in leading newspapers daily. The net asset value of the Institutional Class of each fund may be obtained by calling us.

DISTRIBUTIONS


Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.


Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders in taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase made by check or ACH may be held up to 15 days. You may elect to have distributions on shares of Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.

A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time, the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities and undistributed dividends and interest received, less fund expenses.

Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares will be reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan (excluding participant-directed employer-sponsored retirement plans, which are ineligible to invest in Institutional Class shares) income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account on a tax-deferred basis.

TAXABLE ACCOUNTS

If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.


Prospectus                         Additional Information You Should Know     21



Dividends and interest received by a fund on foreign securities, and, in limited circumstances capital gains realized by a fund upon the sale of such securities, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.


Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains. See "Distributions," page 21.

In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations, which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either we or your financial intermediary are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

In June, 1995, American Century Companies, Inc. ("ACC"), the parent corporation of the manager, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment advisor to The Benham Group of mutual funds, became a wholly owned subsidiary of ACC. Certain employees of BMC provide investment management services to the funds while


22   Additional Information You Should Know         American Century Investments


certain employees of the manager provide investment management services to funds managed by BMC.


The manager supervises and manages the investment portfolio of the funds and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.


The portfolio manager members of the team managing the funds described in this Prospectus and their work experience for the last five years are as follows:

PETER A. ZUGER, Vice President and Portfolio Manager, joined American Century in June 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Zuger served as an investment manager in the Trust Department of NBD Bancorp in Detroit, Michigan.

PHILLIP N.  DAVIDSON,  Vice  President and Portfolio  Manager,  joined  American
Century in September 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Davidson served as an investment manager for Boatmen's Trust Company in St. Louis, Missouri.

The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

For the services provided to the Institutional Class of the funds, the manager receives an annual fee of 0.80% of the average net assets of each of the funds.


On the first business day of each month, each series of shares pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS


The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.


TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111 acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds and is paid for such services by the manager.

Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs.

Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the investment manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.


Prospectus                         Additional Information You Should Know     23


From time to time, special services may be offered to shareholders who maintain higher share balances in the American Century family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.


The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


DISTRIBUTION OF FUND SHARES

The funds' shares are distributed by American Century Investment Services, Inc., a registered broker-dealer and an affiliate of the manager. The manager pays all expenses for promoting sales of, and distributing the Institutional Class of the fund shares offered by this Prospectus. The Institutional Class of shares does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

American Century Capital Portfolios, Inc., the issuer of the funds, was organized as a Maryland corporation on June 14, 1993.

The corporation is a diversified, open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.

The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls:
816-531-5575).


American Century Capital Portfolios, Inc. currently issues two series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


American  Century  offers  four  classes  of each of the funds  offered  by this
Prospectus: an Investor Class, an Institutional Class, a Service Class, and an Advisor Class. The shares offered by this Prospectus are Institutional Class shares and have no up-front charges, commissions, or 12b-1 fees.


The Investor Class is primarily made available to retail investors. The Service Class and Advisor Class are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the other classes of shares offered by this Prospectus, call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.


Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting


24   Additional Information You Should Know         American Century Investments


only one series or class are voted upon only by that series or class.

Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' bylaws, the holders of at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


Prospectus                         Additional Information You Should Know     25


P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-person assistance:
1-800-345-3533 or 816-531-5575


Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3038


Fax: 816-340-4655

www.americancentury.com

                            [american century logo]
                              American Century(sm)

9705           [recycled logo]
SH-BKT-8482       Recycled

                                   Prospectus

                            [american century logo]
                                    American
                                  Century(sm)


                                  May 21, 1997


                                    AMERICAN
                                    CENTURY
                                     GROUP

                                     Value
                                 Equity Income

                                 ADVISOR CLASS


                                 [front cover]


                          AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          American Century Investments

          Benham                 American Century         Twentieth Century(R)
          Group(R)                       Group                     Group

    MONEY MARKET FUNDS          ASSET ALLOCATION &           GROWTH FUNDS
   GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
  DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS
   MUNICIPAL BOND FUNDS           SPECIALTY FUNDS


                              Value o Equity Income



                                   PROSPECTUS


                                  MAY 21, 1997


                             Value o Equity Income

                                 ADVISOR CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.


American Century Capital Portfolios, Inc., is part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. Two of the funds from our American Century Group that invest primarily in equity securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


Each fund's shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to a Rule 12b-1 shareholder services and distribution fees as described in this Prospectus.

The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.


This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 21, 1997, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street o P.O. Box 419200
               Kansas City, Missouri 64141-6200 o 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-444-3485
                            www.americancentury.com


Additional   information,   including  this  Prospectus  and  the  Statement  of
Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1


                       INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY VALUE FUND

The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY EQUITY INCOME FUND

The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. The fund attempts to achieve its objectives by investing primarily in income-producing equity securities. In the pursuit of its objectives, the fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index.

There is no assurance that the funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2    Investment Objectives                          American Century Investments


                               TABLE OF CONTENTS



Investment Objectives of the Funds ...................................... 2
Transaction and Operating Expense Table ................................. 4
Financial Highlights .................................................... 5
Performance Information of Other Class .................................. 7


INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds ........................................ 9
     Value .............................................................. 9
     Equity Income ...................................................... 9
     Policies Applicable to Both Funds .................................. 9
Other Investment Practices, Their Characteristics and Risks .............10
     Foreign Securities .................................................10
     Equity Securities ..................................................11
     Forward Currency Exchange Contracts ................................11
     Portfolio Turnover .................................................12
     Repurchase Agreements ..............................................12
     Index Futures Contracts ............................................12
     Derivative Securities ..............................................13
     Portfolio Lending ..................................................14
     When-Issued Securities .............................................14
     Short Sales ........................................................14
     Rule 144A Securities ...............................................14
Performance Advertising .................................................15

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell American Century Funds .........................16
How to Exchange from One American Century Fund to Another ...............16
How to Redeem Shares ....................................................16
     Special Requirements for Large Redemptions .........................16
Telephone Services ......................................................17
     Investors Line .....................................................17

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price .............................................................18
     When Share Price Is Determined .....................................18
     How Share Price Is Determined ......................................18
     Where to Find Information About Share Price ........................19
Distributions ...........................................................19
Taxes ...................................................................19
     Tax-Deferred Accounts ..............................................19
     Taxable Accounts ...................................................19
Management ..............................................................20
     Investment Management ..............................................20
     Code of Ethics .....................................................21
     Transfer and Administrative Services ...............................21
Distribution Fees .......................................................21
     Service and Distribution Fees ......................................22
Further Information About American Century ..............................22


Prospectus                                              Table of Contents      3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                        Value
                                                                       Equity
                                                                       Income

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ..............................   none
Maximum Sales Load Imposed on Reinvested Dividends ...................   none
Deferred Sales Load ..................................................   none
Redemption Fee .......................................................   none
Exchange Fee .........................................................   none


ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)
Management Fees ......................................................  0.75%
12b-1 Fees(1) ........................................................  0.50%
Other Expenses(2) ....................................................  0.00%
Total Fund Operating Expenses ........................................  1.25%


EXAMPLE
You would pay the following expenses on a                    1 year       $13
$1,000 investment, assuming a 5% annual return and          3 years        40
redemption at the end of each time period:                  5 years        68
                                                           10 years       150

(1) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 22.


(2) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.


The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The shares offered by this Prospectus are Advisor Class shares. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those other classes. For additional information about the various classes, see "Further Information About American Century," page 22.



4    Transaction and Operating Expense Table        American Century Investments


                              FINANCIAL HIGHLIGHTS
                                     VALUE


The sale of the Advisor Class of the fund commenced on October 2, 1996. Performance information of the original class of shares, which commenced operations on September 1, 1993, is presented on page 7.

The Financial Highlights for the period presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the period ended March 31, 1997.

                                                                      1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ............................       $6.71
                                                                    ---------
Income From Investment Operations
     Net Investment Income(2) ...................................        0.05
     Net Realized and Unrealized Gain
        on Investment Transactions ..............................        0.48
                                                                    ---------
     Total From Investment Operations ...........................        0.53
                                                                    ---------
Distributions
     From Net Investment Income .................................      (0.05)
     In Excess of Net Investment Income .........................          --
     From Net Realized Gains on Investment Transactions .........      (0.61)
                                                                    ---------
     Total Distributions ........................................      (0.66)
                                                                    ---------
Net Asset Value, End of Period ..................................       $6.58
                                                                    =========
     Total Return(3) ............................................       8.07%


RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............    1.25%(4)
Ratio of Net Investment Income to Average Net Assets ............    1.50%(4)
Portfolio Turnover Rate .........................................        111%
Average Commission Paid per Investment Security Traded ..........     $0.0459
Net Assets, End of Period (in thousands) ........................     $29,250

(1) October 2, 1996 (commencement of sale of Advisor Class) through March 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


Prospectus                                           Financial Highlights      5


                              FINANCIAL HIGHLIGHTS
                                 EQUITY INCOME


The  sale  of the  Advisor  Class  of the  fund  commenced  on  March  7,  1997.
Performance information of the original class of shares, which commenced operations on August 1, 1994, is presented on page 8.

The Financial Highlights for the period presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the period ended March 31, 1997.

                                                                      1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ............................       $6.57
                                                                  -----------
Income From Investment Operations
     Net Investment Income(2) ...................................        0.02
     Net Realized and Unrealized (Loss)
        on Investment Transactions ..............................      (0.21)
                                                                  -----------
     Total From Investment Operations ...........................      (0.19)
                                                                  -----------
Distributions
     From Net Investment Income .................................      (0.07)
     In Excess of Net Investment Income .........................         --
     From Net Realized Gains on Investment Transactions .........         --
                                                                  -----------
     Total Distributions ........................................      (0.07)
                                                                  -----------
Net Asset Value, End of Period ..................................       $6.31
                                                                  ===========
     Total Return(3) ............................................     (2.89)%


RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............    1.25%(4)
Ratio of Net Investment Income to Average Net Assets ............    1.64%(4)
Portfolio Turnover Rate .........................................        159%
Average Commission Paid per Investment Security Traded ..........     $0.0440
Net Assets, End of Period (in thousands) ........................         $18

(1)  March 7, 1997  (commencement  of sale of Advisor  Class)  through March 31,
     1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


6    Financial Highlights                           American Century Investments



                     PERFORMANCE INFORMATION OF OTHER CLASS
                                     VALUE

The original class of shares of Value were designated the "Investor Class" effective September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares for the last four fiscal years. Investor Class shares have a total expense ratio that is 0.25% lower than the Advisor Class offered by this Prospectus. Had the Advisor Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

The performance information for each of the periods presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for an Investor Class share outstanding throughout the years ended March 31, except as noted.

                                                                      1997        1996        1995     1994(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ........................        $6.32       $5.46       $4.98       $5.01
                                                                   -----------  ---------  ---------  ---------
Income From Investment Operations
   Net Investment Income(2) .................................         0.12        0.13        0.12        0.08
   Net Realized and Unrealized Gain (Loss)
      on Investment Transactions ............................         0.87        1.34        0.75      (0.04)
                                                                   -----------  ---------  ---------  ---------

   Total From Investment Operations .........................         0.99        1.47        0.87        0.04
                                                                   -----------  ---------  ---------  ---------
Distributions
   From Net Investment Income ...............................       (0.12)      (0.12)      (0.12)      (0.07)
   In Excess of Net Investment Income .......................           --      (0.01)          --          --
   From Net Realized Gains on Investment Transactions .......       (0.61)      (0.48)      (0.27)          --
                                                                   -----------  ---------  ---------  ---------
   Total Distributions ......................................       (0.73)      (0.61)      (0.39)      (0.07)
                                                                   -----------  ---------  ---------  ---------
Net Asset Value, End of Period ..............................        $6.58       $6.32       $5.46       $4.98
                                                                   ===========  =========  =========  =========
   Total Return(3) ..........................................       15.92%      28.06%      18.56%       0.83%


RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...........        1.00%       0.97%       1.00%    1.00%(4)
Ratio of Net Investment Income to Average Net Assets ........        1.86%       2.17%       2.65%    3.37%(4)
Portfolio Turnover Rate .....................................         111%        145%         94%         79%
Average Commission Paid per Investment Security Traded ......      $0.0459     $0.0409       --(5)       --(5)
Net Assets, End of Period (in thousands) ....................   $1,743,582    $881,885    $348,281     $87,798

(1)  September 1, 1993 (inception) through March 31, 1994.
(2)  Computed using average shares outstanding throughout the period.
(3) Total return assumes reinvestment of dividends and capital gains distribution, if any. Total return for periods less than one year are not annualized.
(4)  Annualized.
(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended March 31, 1995.


Prospectus                           Performance Information of Other Class    7



                     PERFORMANCE INFORMATION OF OTHER CLASS
                                 EQUITY INCOME

The original class of shares of Equity Income were designated the "Investor Class" effective September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares for the last three fiscal years. Investor Class shares have a total expense ratio that is 0.25% lower than the Advisor Class offered by this Prospectus. Had the Advisor Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

The performance information for each of the periods presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for an Investor Class share outstanding throughout the years ended March 31, except as noted.

                                                                                  1997        1996     1995(1)


PER-SHARE DATA
Net Asset Value,  Beginning of Period .....................................      $6.10       $5.42       $5.00
                                                                                ---------  ---------  ---------
Income From Investment Operations
   Net Investment Income(2) ...............................................       0.22        0.20        0.09
   Net Realized and Unrealized Gain (Loss) on Investment Transactions .....       0.75        1.13        0.44
                                                                                ---------  ---------  ---------
   Total From Investment Operations .......................................       0.97        1.33        0.53
                                                                                ---------  ---------  ---------
Distributions
   From Net Investment Income .............................................     (0.21)      (0.19)      (0.09)
   In Excess of Net Investment Income .....................................         --      (0.01)          --
   From Net Realized Gains on Investment Transactions .....................     (0.55)      (0.45)      (0.02)
                                                                                ---------  ---------  ---------
   Total Distributions ....................................................     (0.76)      (0.65)      (0.11)
                                                                                ---------  ---------  ---------
Net Asset Value, End of Period ............................................      $6.31       $6.10       $5.42
                                                                                =========  =========  =========
   Total Return(3) ........................................................     16.24%      25.67%      10.69%


RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .........................      1.00%       0.98%    1.00%(4)
Ratio of Net Investment Income to Average Net Assets ......................      3.46%       3.51%    4.04%(4)
Portfolio Turnover Rate ...................................................       159%        170%         45%
Average Commission Paid per Investment Security Traded ....................    $0.0440     $0.0378       --(5)
Net Assets, End of Period (in thousands) ..................................   $199,388    $116,692     $52,213

(1)  August 1, 1994 (inception) through March 31, 1995.
(2)  Computed using average shares outstanding throughout the period.
(3) Total return assumes reinvestment of dividends and capital gains distribution, if any. Total return for periods less than one year are not annualized.
(4)  Annualized.
(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended March 31, 1995.


8    Performance Information of Other Class         American Century Investments


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

VALUE

The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

Securities may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. Under normal market conditions, the fund expects to invest at least 80% of the value of its total assets in equity securities. The fund's investments will typically be characterized by lower price-to-earnings, price-to-cash flow and/or price-to-book value ratios relative to the equity market in general. Its investments also may have above-average current dividend yields.

It is management's intention that the fund will primarily consist of domestic equity securities. However, the fund also may invest in other types of domestic or foreign securities consistent with the accomplishment of the fund's objective. The other securities the fund may invest in are convertible securities (see "Other Investment Practices, Their Characteristics and Risks--Equity Securities"), preferred stocks, bonds, notes and debt securities of companies and debt obligations of governments and their agencies. Investments in these securities will be made when the manager believes that the total return potential on these securities equals or exceeds the potential return on common stocks.

EQUITY INCOME

The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective of the fund. The fund seeks to achieve its objectives by screening companies primarily for favorable dividend-paying history (yield) and prospects for continuing and/or increasing dividend- paying ability and secondarily for capital appreciation potential. The fund seeks a yield that exceeds the yield of securities comprising the S&P 500. Total return for the fund will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

Under normal circumstances, the fund will invest at least 65% of the fund's total assets in equity securities and at least 85% of the fund's total assets will be invested in income-paying securities. The fund's portfolio will consist primarily of domestic securities.

POLICIES APPLICABLE TO BOTH FUNDS

Each fund's holdings will be spread among industry groups that meet its investment criteria to help reduce certain of the risks inherent in common stock investments. These investments will primarily be securities listed on major exchanges or traded in the over-the-counter markets.

Income is a primary or secondary objective of each fund. As a result, a portion of the portfolio of each fund may consist of fixed income securities.

The value of fixed income securities fluctuates based on changes in interest rates and in the credit quality of the issuer. Debt securities that comprise part of a fund's fixed income portfolio will primarily


Prospectus                                Information Regarding the Funds      9


be limited to "investment grade" obligations. However, each fund may invest up to 5% of its assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if not rated, are of equivalent investment quality as determined by the manager. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

"High yield" securities, sometimes referred to as "junk bonds," are higher risk,
non-convertible   debt   obligations  that  are  rated  below  investment  grade
securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of a fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the manager to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the fund. See "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

The funds will not necessarily dispose of high yield securities if the aggregate value of such securities exceeds 5% of a fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the fund. Rather, the manager will cease purchasing any additional high yield securities until the value of such securities is less than 5% of the fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the fund in meeting its investment objectives.

In addition, the value of a fund's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of a fund, impact the net asset value of that fund's shares.

Notwithstanding the fact the funds will primarily invest in equity securities, under exceptional market or economic conditions, the funds may temporarily invest all or a substantial portion of their assets in cash or investment grade short-term securities (denominated in U.S. dollars or foreign currencies).

To the extent that a fund assumes a defensive position, it will not be investing for capital growth.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

Each fund may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies, when these securities meet its standards of selection. The manager defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside of the United States, and/or whose principal trading market is outside the United States. The principal business activities of such issuers will be located in developed countries.

The funds may make such investments either directly in foreign securities, or purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in other countries. DRs may be sponsored or unspon-


10   Information Regarding the Funds                American Century Investments


sored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment grade obligations.

Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

EQUITY SECURITIES

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

Each fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's are of equivalent investment quality as determined by the manager. Debt securities rated below the four highest categories are not considered "investment grade" obligations. These securities have speculative characteristics and present more credit risk than investment grade obligations. For a description of the S&P and Moody's ratings categories, see "An Explanation of Fixed Income Securities Ratings," in the Statement of Additional Information. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the fund might invest.

FORWARD CURRENCY EXCHANGE CONTRACTS

Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.

To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates a fund to purchase or sell a specific currency at a future date at a specific price.

A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.


By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.



When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell an amount of foreign currency equal to the value of some or all of a fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.



Prospectus                                Information Regarding the Funds     11



A fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.


If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER


The portfolio turnover rates of the funds are shown in the financial information on pages 5-8 of this Prospectus.


Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

Each fund may invest up to 20% of its assets in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at a agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

The funds will not invest more than 15% of their respective assets in repurchase agreements maturing in more than seven days.

INDEX FUTURES CONTRACTS

Each fund may enter into domestic stock index futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. Rather than actually purchasing the securities of an index, the manager may purchase a futures contract, which reflects the value of such underlying securities. For example, S&P 500 futures reflect the value of the underlying companies that comprise the


12   Information Regarding the Funds                American Century Investments


S&P 500 Composite Stock Price Index. If the aggregate market value of the underlying index securities increases or decreases during the contract period, the value of the S&P 500 futures can be expected to reflect such increase or decrease. As a result, the manager is able to expose to the equity markets cash that is maintained by the funds to meet anticipated redemptions or held for future investment opportunities. Because futures generally settle within a day from the date they are closed out (compared with three days for the types of equity securities primarily invested in by the funds) the manager believes that this use of futures allows the funds to effectively be fully invested in equity securities while maintaining the liquidity needed by the funds.

When a fund enters into a futures contract, it must make deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the index fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. Assets set aside by a fund as initial or variable margin may not be disposed of so long as the fund maintains the contract.

The funds may not purchase leveraged futures. A fund will deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fluctuating market value of the index futures contracts it has purchased, less any margin deposited on its position. The funds will only invest in exchange-traded futures. In addition, the value of index futures contracts purchased by a fund may not exceed 5% of the fund's total assets.

DERIVATIVE SECURITIES

To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts or S&P 500 futures), currencies, interest rates, indices or other financial indicators ("reference indices").

Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the S&P 500 Index would be a permissible investment since each of the funds may invest in the securities of companies comprising the S&P 500 Index (assuming they otherwise meet the other requirements for the fund), while a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.


The return of a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

o the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

o    the risk that the counterparty will fail to perform its obligations.


Prospectus                                Information Regarding the Funds     13


The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.

PORTFOLIO LENDING

In order to realize additional income, each fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash, collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The funds must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of either fund's net assets taken at market. The portfolio lending policy described in this paragraph is fundamental policy that may be changed only by a vote of a majority of the fund's shareholders.

WHEN-ISSUED SECURITIES


Each of the funds may purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of such fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.


SHORT SALES

Each fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.


RULE 144A SECURITIES

The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.


With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.



14   Information Regarding the Funds                American Century Investments


Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on such fund's liquidity. Neither fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

PERFORMANCE ADVERTISING

From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Advisor Class and the other classes offered by the funds.

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price.

Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

Each fund also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance, such as the Standard & Poor's 500 Index, the Dow Jones Industrial Average, the S&P/Barra Value Index (with regard to Value) and the Lipper Equity Income Fund Index (with regard to Equity Income). Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


Prospectus                                Information Regarding the Funds     15


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

The following section explains how to purchase, exchange and redeem Advisor Class shares of the funds offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN
CENTURY FUNDS

One or more of the funds offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or an insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

If you have questions about a fund, see "Investment Policies of the Funds," page 9, or call one of our Institutional Service Representatives at 1-800-345-3533.

Orders to purchase shares are effective on the day we receive payment. See "When Share Price is Determined," page 18.

We may discontinue offering shares generally in the funds (including any class of shares of a fund) or in any particular state without notice to shareholders.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

Your plan or program may permit you to exchange your investment in the shares of a fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

Exchanges are made at the respective net asset values, next computed after receipt of the exchange instruction by us. If in any 90-day period, the total of the exchanges and redemptions from the account of any one plan participant or financial intermediary client exceeds the lesser of $250,000 or 1% of a fund's assets, further exchanges may be subject to special requirements to comply with our policy on large equity fund redemptions. See "Special Requirements for Large Redemptions," this page.

HOW TO REDEEM SHARES

Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 18. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one participant account during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing


16 How to Invest with American Century Investments  American Century Investments


the fund's net asset value and will be provided to the redeeming plan participant or financial intermediary in lieu of cash without prior notice.

If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

Despite the funds' right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

TELEPHONE SERVICES

INVESTORS LINE

To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.


Prospectus                How to Invest with American Century Investments     17


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED


The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for the Target Maturities funds are determined one hour prior to the close of the Exchange.

Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.


It is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangement with the funds or the funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

The valuation of assets for determining net asset value may be summarized as follows:

The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked price is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.


18   Additional Information You Should Know         American Century Investments


Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

The net asset values of the Investor Class of the funds are published in leading newspapers daily. Because the total expense ratio for the Advisor Class is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset value of the Advisor Class of each fund may be obtained by calling us.

DISTRIBUTIONS


Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.


Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders in taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares of Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.

A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time, the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities and undistributed dividends and interest received, less fund expenses.

Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares will be reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS


If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account on a tax-deferred basis.


Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.



Prospectus                         Additional Information You Should Know     19



Dividends and interest received by a fund on foreign securities, and, in limited circumstances capital gains realized by a fund upon the sale of such securities, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.


Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains. See "Distributions," page 19.

In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations, which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

If you have not complied with certain provisions of the Internal Revenue Code, either we or your financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

In June 1995, American Century Companies, Inc. ("ACC"), the parent of the manager, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment advisor to the Benham Group of mutual funds, became a wholly owned subsidiary of ACC. Certain employees of BMC provide investment


20   Additional Information You Should Know         American Century Investments


management services to funds managed by the manager, while certain employees of the manager provide investment management services to funds managed by BMC.


The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.


The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:

PETER A. ZUGER, Vice President and Portfolio Manager, joined American Century in June 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Zuger served as an investment manager in the Trust Department of NBD Bancorp in Detroit, Michigan.

PHILLIP N.  DAVIDSON,  Vice  President and Portfolio  Manager,  joined  American
Century in September 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Davidson served as an investment manager for Boatmen's Trust Company in St. Louis, Missouri.

The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

For the services provided to the Advisor Class of the funds, the manager receives an annual fee of 0.75% of the average net assets of each of the funds.


On the first business day of each month, each series of shares pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS


The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.


TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111 acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds and is paid for such services by the manager.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.

DISTRIBUTION FEES

The funds' shares are distributed by American Century Investment Services, Inc., a registered broker-dealer and an affiliate of the manager. As agent for the funds and the manager, the distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries


Prospectus                         Additional Information You Should Know     21


with respect to the sale of the funds' shares and/or the use of the funds' shares in various financial services. The manager (or an affiliate) pays all expenses incurred in promoting sales of, and distributing, the Advisor Class and in securing such services out of the Rule 12b-1 fees described in the section that follows.

SERVICE AND DISTRIBUTION FEES

Rule 12b-1 adopted by the Securities and Exchange Commission under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the funds' Board of Directors and the initial shareholder of the funds' Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan"). Pursuant to the Plan, each fund pays the manager a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.

The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

American Century Capital Portfolios, Inc., the issuer of the funds, was organized as a Maryland corporation on June 14, 1993.

The corporation is a diversified, open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affiars are managed by its officers under the direction of its Board of Directors.


The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls:
816-531-5575).

American Century Capital Portfolios, Inc. currently issues two series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


American  Century  offers  four  classes  of each of the funds  offered  by this
Prospectus: an Investor Class, an Institutional Class, a Service Class, and an Advisor Class. The shares offered by this Prospectus are Advisor Class shares.


The Investor Class is primarily made available to retail investors. The Institutional Class and Service Class are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Institutional Class or Service Class of shares, call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.


Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying


22   Additional Information You Should Know         American Century Investments


designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' bylaws, the holders of at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


Prospectus                         Additional Information You Should Know     23


                                     NOTES


24   Notes                                          American Century Investments


                                     NOTES


                                                                    Notes     25


P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-person assistance:
1-800-345-3533 or 816-531-5575


Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3038


Fax: 816-340-4655

www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9705           [recycled logo]
SH-BKT-8481       Recycled

                                   PROSPECTUS

                            [american century logo]
                                    American
                                  Century(sm)

                                  MAY 21, 1997


                                    AMERICAN
                                     CENTURY
                                      GROUP


                                REAL ESTATE FUND


INVESTOR CLASS

                                 [front cover]



                          AMERICAN CENTURY INVESTMENTS
                                 FAMILY OF FUNDS


American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          AMERICAN CENTURY INVESTMENTS


     Benham Group(R)       American Century Group    Twentieth Century(R) Group

  MONEY MARKET FUNDS        ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS        BALANCED FUNDS              GROWTH FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS     INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS         SPECIALTY FUNDS


                             Real Estate Fund




                                   PROSPECTUS

                                  MAY 21, 1997


                                REAL ESTATE FUND
                                 INVESTOR CLASS

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.



American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. The fund that invests primarily in securities of real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 21, 1997, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          American Century Investments
                       4500 Main Street o P.O. Box 419200
                Kansas City, Missouri 64141-6200 o 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-444-3485
                        Internet: www.americancentury.com


Additional   information,   including  this  Prospectus  and  the  Statement  of
Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1


                        INVESTMENT OBJECTIVE OF THE FUND


AMERICAN CENTURY REAL ESTATE FUND


The investment objective of American Century Real Estate Fund is long-term capital appreciation. Income is a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry.



There is no assurance that the fund will achieve its investment objective.


NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2    Investment Objective                           American Century Investments


                                TABLE OF CONTENTS


Investment Objective of the Fund.............................................2
Transaction and Operating Expense Table......................................4
Financial Highlights.........................................................5


INFORMATION REGARDING THE FUND

Investment Policies of the Fund..............................................6
   Investment Objective......................................................6
   Proposed Transaction......................................................6
   Investment Strategy.......................................................6
   Investments In Real Estate................................................6
   Investment Philosophy.....................................................7
Other Investment Practices, Their Characteristics
   and Risks.................................................................8
   U.S. Fixed Income Securities..............................................8
   Diversification...........................................................8
   Portfolio Lending.........................................................8
   When-Issued Securities....................................................9
   Rule 144A Securities......................................................9
   Borrowing.................................................................9
   Portfolio Turnover........................................................9
   Repurchase Agreements.....................................................9
Performance Advertising.....................................................10


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments................................................11
Investing in American Century...............................................11
How to Open an Account......................................................11
       By Mail..............................................................11
       By Wire..............................................................11
       By Exchange..........................................................12
       In Person............................................................12
   Subsequent Investments...................................................12
       By Mail..............................................................12
       By Telephone.........................................................12
       By Online Access.....................................................12
       By Wire..............................................................12
       In Person............................................................12
   Automatic Investment Plan................................................12
How to Exchange from One Account to Another.................................12
       By Mail .............................................................13
       By Telephone.........................................................13
       By Online Access.....................................................13
How to Redeem Shares........................................................13
       By Mail .............................................................13
       By Telephone.........................................................13
       By Check-A-Month.....................................................13
       Other Automatic Redemptions..........................................13
   Redemption Proceeds......................................................13
       By Check.............................................................13
       By Wire and ACH......................................................13
   Special Requirements for Large Redemptions...............................14
   Redemption of Shares in Low-Balance Accounts.............................14
Signature Guarantee.........................................................14
Special Shareholder Services................................................14
       Automated Information Line...........................................15
       Online Account Access................................................15
       Open Order Service...................................................15
       Tax-Qualified Retirement Plans.......................................15
Important Policies Regarding Your Investments...............................15
Reports to Shareholders.....................................................16
Employer-Sponsored Retirement Plans and
   Institutional Accounts...................................................17

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price.................................................................18
   When Share Price Is Determined...........................................18
   How Share Price Is Determined............................................18
   Where to Find Information About Share Price..............................18
Distributions...............................................................18
Taxes  19
   Tax-Deferred Accounts....................................................19
   Taxable Accounts.........................................................19
Management..................................................................20
   Investment Management....................................................20
   Code of Ethics...........................................................21
   Transfer and Administrative Services.....................................21
Distribution of Fund Shares.................................................22
Further Information About American Century..................................22



Prospectus                                                   Table of Contents 3


                     TRANSACTION AND OPERATING EXPENSE TABLE


Real Estate Fund


SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases.....................................none
Maximum Sales Load Imposed on Reinvested Dividends..........................none
Deferred Sales Load.........................................................none
Redemption Fee(1)...........................................................none
Exchange Fee................................................................none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):


Management Fees............................................................1.20%
12b-1 Fees..................................................................none
Other Expenses(2)..........................................................0.00%
Total Fund Operating Expenses..............................................1.20%


EXAMPLE:


You would pay the following expenses on a                        1 year    $  12
$1,000 investment, assuming a 5% annual return and              3 years       38
redemption at the end of each time period:                      5 years       66
                                                               10 years      145



(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.


(2) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the next fiscal year.

The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.


NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The fund offers two other classes of shares, primarily to institutional investors, that have different fee structures than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 22.



4    Transaction and Operating Expense Table        American Century Investments


                              FINANCIAL HIGHLIGHTS
                                REAL ESTATE FUND


The fund currently has no assets. The manager and RREEF Real Estate Securities Advisers L.P., the investment advisor of the RREEF Real Estate Securities Fund, have proposed that the RREEF fund be merged into the fund. It is expected that the shareholders of the RREEF fund will consider the reorganization proposal at a meeting to be held June 13, 1997. Failure of the RREEF fund shareholders to approve the merger transaction will delay indefinitely the offer of shares of the fund to the public.


Prospectus                                          Financial Highlights       5


                         INFORMATION REGARDING THE FUND


INVESTMENT POLICIES OF THE FUND


The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT OBJECTIVE

The fund's primary investment objective is long-term capital appreciation. Current income is a secondary consideration. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There is no assurance that the fund will achieve its investment objective.

PROPOSED TRANSACTION

The manager has proposed that the RREEF Real Estate Securities Fund be merged into the fund, and that the advisor of the RREEF fund, RREEF Real Estate Securities Advisers L.P., serve as the fund's subadvisor and be responsible for its day-to-day investment management operations. It is expected that shareholders of the RREEF fund will consider the reorganization proposal at a meeting to be held June 13, 1997. Failure of the RREEF fund shareholders to approve the merger transaction will delay indefinitely the offer of shares of the fund to the public.

INVESTMENT STRATEGY


Under normal conditions, the fund will invest not less than 80% of its total assets in equity securities of companies which are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company will be considered to be "principally engaged in the real estate industry" if, in the opinion of the manager, at the time its securities are purchased by the fund, at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include, among others, equity REITs and real estate master limited partnerships, mortgage REITs, and real estate brokers and developers. See "Investments in Real Estate," this page.

The fund may also invest up to 20% of its total assets in other securities. Other securities may include debt securities and equity securities of companies not principally engaged in the real estate industry. (See "U.S. Fixed Income Securities," page 8.)


REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
Hybrid  REITs  combine the  characteristics  of both equity  REITs and  mortgage
REITs.

INVESTMENTS IN REAL ESTATE

The fund may be subject to certain risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which are principally engaged


6    Information Regarding the Fund                 American Century Investments



in the real estate industry. The risks of direct ownership of real estate include: risks related to general, regional and local economic conditions and fluctuations in interest rates; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; losses due to natural disasters; regulatory limitations on rents; variations in market rental rates; and changes in neighborhood values. In addition, the fund may incur losses due to environmental problems. If there is historic contamination at a site, the current owner is one of the parties that may be responsible for clean up costs.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended and self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. Equity and mortgage REITs are dependent upon the skill of their individual management personnel and generally are not diversified. In addition, equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act. By investing in REITs indirectly through the fund, a shareholder will bear not only a proportionate share of the expenses of the fund, but also indirectly, similar expenses of the REITs, including compensation of management.

To the extent the fund is invested in debt securities (including asset-backed securities) or mortgage REITs, it will be subject to credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting solely from the inverse relationship between the price and yield of fixed income securities; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

The fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company. Therefore, an investment in the fund may present greater risk and volatility to an investor than an investment in a diversified investment company.

INVESTMENT PHILOSOPHY


The investment philosophy of the fund is premised upon the belief that successful investing in real estate securities requires in-depth knowledge of the securities market and a complete understanding of the factors influencing the performance of real estate assets. The fund strives to provide superior performance via investment in a select group of real estate securities with strong cash flow growth potential and, therefore, the capacity for sustained dividend increases.

The fund's approach is initially driven by an internally-generated systematic assessment of changing real estate markets, an important input to sound investment decisions. The subadvisor tracks economic conditions and real estate market performance in major metropolitan areas and screens markets to identify areas of risk and opportunity, and will focus investment activity in property types and geographic areas it identifies as growth sectors.

This fundamental approach focuses on identifying changes in property level net operating income and the impact on the ultimate stock performance of individual REITs. It requires extensive local research on property markets across the United States, direct inspection of individual property assets, and familiarity with company management and operating strategies. Rigorous securities analyses are performed to identify investments with unappreciated potential to produce superior, long-term returns. Strategic sector allocations are directed by the subadvisor's Strategic Investment Committee, which has become increasingly more important as sectors have grown and as attractive companies have emerged in each major sector.

This approach can be broken down into three areas. First, it involves a macroeconomic review of supply-demand characteristics and the outlook for economic growth within specific markets. Next, it involves a top-down analysis of the relative pricing of real estate securities. Finally, a fundamental analysis of each REIT portfolio on a property-by-property basis coupled with



Prospectus                                  Information Regarding the Fund     7




a review of the company's management depth, financial structure, and business strategy is performed.


Assuming consummation of the merger with the RREEF fund, it is expected that a nationwide network of real estate professionals employed by RREEF America L.L.C. and its affiliates will be used to assist in evaluating and monitoring properties held by public REITs. (See "Investment Management," page 20.)

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS

For additional information, see "Investment Restrictions" in the Statement of Additional Information.

U.S. FIXED INCOME SECURITIES

The fund may invest in fixed income securities for income or as a defensive strategy when the manager believes adverse economic or market conditions exist. As a temporary defensive strategy, the manager may invest part or all of the fund's assets in debt securities. Fixed income securities are affected primarily by changes in interest rates. The prices of these securities tend to rise when interest rates fall, and conversely fall when interest rates rise. Generally, the debt securities in which the fund may invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Service, Inc. or Standard and Poor's Corporation or that are unrated but deemed to be of comparable quality by the manager. For a description of fixed income securities ratings, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

Securities rated in the lowest investment-grade category may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. The fund may invest in securities below investment grade although the fund will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. Such bonds are considered speculative. In the event of a downgrade of a debt security held by the fund to below investment grade, the fund is not automatically required to sell the issue, but the manager will consider this in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. When the manager believes that economic or market conditions require a more defensive strategy, the fund's assets may be invested without limitation in cash or cash equivalents such as obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or high quality money market instruments such as notes, certificates of deposit or bankers' acceptances.

DIVERSIFICATION

The fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, which means the fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. (See "Distributions," page 18, and "Taxes," page 19.) To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The fund's investments in U.S. government securities are not subject to these limitations.

PORTFOLIO LENDING

In order to realize additional income, the fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash, collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, the fund must continue to receive the equiv-


8    Information Regarding the Fund                 American Century Investments



alent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of the fund's net assets valued at market.

WHEN-ISSUED SECURITIES

The fund may purchase new issues of securities on a when-issued basis without limit when, in the opinion of management, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES


The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Since the secondary market for such securities is limited to certain qualified institutional buyers, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


BORROWING

The fund's investment restrictions allow the fund to borrow money, for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 331/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

PORTFOLIO TURNOVER


Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it or RREEF determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be accurately predicted.


The portfolio turnover of the fund may be higher than other investment companies with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed


Prospectus                                  Information Regarding the Fund     9



to the purchase of securities pursuant to its investment policies. A repurchase agreement occurs when the fund purchases an interest-bearing obligation from a bank or broker-dealer registered under the Securities Exchange Act of 1934 and simultaneously agrees to sell it back on a specified date in the future (usually less than one week later) at a higher price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security and is considered by the staff of the SEC to be a loan by the fund.

The fund's risk in connection with repurchase agreements is the ability of the seller to pay the repurchase price on the repurchase date. If the seller defaults, the fund may incur costs, delays or losses. Management monitors the creditworthiness of sellers.

The fund will enter into repurchase agreements only with those commercial banks and broker-dealers whose creditworthiness has been reviewed and found satisfactory by the manager pursuant to criteria adopted by the fund's Board of Directors.

PERFORMANCE ADVERTISING


From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Investor Class and the other classes offered by the fund.

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.


A quotation of yield reflects the fund's income over a stated period expressed as a percentage of the fund's share price.

Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

The fund also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well known indices of market performance, such as Morgan Stanley
REIT Index, NAREIT Equity-Less Health Care Index, Standard & Poor's 500 Composite Stock Price Index and Wilshire REIT Only Index. The performance of the fund may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text.


All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


10   Information Regarding the Fund                 American Century Investments


                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS


AMERICAN CENTURY INVESTMENTS


The fund offered by this Prospectus is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY


The following section explains how to invest with American Century including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 17.

HOW TO OPEN AN ACCOUNT


To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

The minimum investment is $2,500 [$1,000 for IRA and Uniform Gifts/Transfers to Minors Acts ("UGMA/UTMA") accounts]. These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month (see "Automatic Investment Plan," page 12). The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

PLEASE NOTE: IF YOU REGISTER YOUR ACCOUNT AS BELONGING TO MULTIPLE OWNERS (E.G., AS JOINT TENANTS), YOU MUST PROVIDE US WITH SPECIFIC AUTHORIZATION ON YOUR APPLICATION IN ORDER FOR US TO ACCEPT WRITTEN OR TELEPHONE INSTRUCTIONS FROM A SINGLE OWNER. OTHERWISE, ALL OWNERS WILL HAVE TO AGREE TO ANY TRANSACTIONS THAT INVOLVE THE ACCOUNT (WHETHER THE TRANSACTION REQUEST IS IN WRITING OR OVER THE TELEPHONE). YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

You may make your initial investment by wiring funds. To do so, call us or mail a completed application and provide your bank with the following information:

o Receiving bank and routing number:
  Commerce Bank, N.A. (101000019)

o Beneficiary (BNF):
  American Century Services Corporation
  4500 Main St., Kansas City, Missouri 64111

o Beneficiary account number (BNF ACCT):
  2804918

o Reference for Beneficiary (RFB):
  American Century account number into which you are investing.
  If more than one, leave blank and see Bank to Bank
  Information below.

o Originator to Beneficiary (OBI):
  Name and address of owner of account into which you are investing.

o Bank to Bank Information
  (BBI or Free Form Text):

     o Taxpayer identification or Social Security number.

     o If more than one account, account numbers and amount to be invested in each account.


Prospectus               How to Invest with American Century Investments      11




     o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


By Exchange

Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

     4500 Main Street
     Kansas City, Missouri 64111


     4917 Town Center Drive
     Leawood, Kansas 66211


     1665 Charleston Road
     Mountain View, California 94043

     2000 S. Colorado Blvd.
     Denver, Colorado 80222

SUBSEQUENT INVESTMENTS


Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments:
$250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


BY MAIL


When making subsequent investments, enclose your check with the investment slip portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE


You  may  make  subsequent   investments  by  wire.  Follow  the  wire  transfer
instructions on page 11 and indicate your account number.


IN PERSON


You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER



As long as you meet any minimum initial investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 18.


For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in


12 How to Invest with American Century Investments  American Century Investments



the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions (see "Special Requirements for Large Redemptions," page 14).

BY MAIL

You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line -- see page 15) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee (see "Signature Guarantee," page
14).

BY TELEPHONE

If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan or request a brochure, please call an Investor Services Representative.

OTHER AUTOMATIC REDEMPTIONS

If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

By Wire and ACH

You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission.


Prospectus               How to Invest with American Century Investments      13



Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates the fund make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

Despite the fund's right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless the fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee would be required when:

     o redeeming more than $25,000; or

     o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES


We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

Our special shareholder services include:


14 How to Invest with American Century Investments  American Century Investments


Automated Information Line

We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

Online Account Access

You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access your funds' daily share prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

Open Order Service

Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

Tax-Qualified Retirement Plans

The fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

     o Individual Retirement Accounts (IRAs);

     o 403(b) plans for employees of public school systems and non-profit organizations; or

     o Profit sharing plans and pension plans for corporations and other employers.

If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS


Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.


Prospectus               How to Invest with American Century Investments      15



(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.


16 How to Invest with American Century Investments  American Century Investments



EMPLOYER-SPONSORED RETIREMENT PLANS AND INSTITUTIONAL ACCOUNTS


Information  contained in our Investor  Services Guide pertains to  shareholders
who  invest   directly   with   American   Century   rather   than   through  an
employer-sponsored retirement plan or through a financial intermediary.

If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


Prospectus               How to Invest with American Century Investments      17


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE


WHEN SHARE PRICE IS DETERMINED

The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents before the time as of which the net asset value is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on, the next day the Exchange is open.

Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangements with the fund or the fund's distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

The valuation of assets for determining net asset value may be summarized as follows:

Portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked price is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

The net asset value of Investor Class shares of the fund will be published in leading newspapers daily when the fund has met the minimum requirements for such listing. The net asset value of each fund in the American Century family of funds may be obtained by calling us or by accessing our Web site at www.americancentury.com.

DISTRIBUTIONS


Distributions from net investment income are declared and paid quarterly. Distributions from net


18 Additional Information You Should Know           American Century Investments



realized securities gains, if any, are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code and Regulations, in all events in a manner consistent with the provisions of the Investment Company Act.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

A distribution on shares of the fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

Because such gains and dividends are included in the value of your shares, when they are distributed, the value of your shares is reduced by the amount of the distribution. If you buy your share through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES


The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.

TAX-DEFERRED ACCOUNTS

If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.


Because of the nature of REIT investments, REITs may generate significant non cash deductions (i.e. depreciation on real estate holdings) while having a greater cash flow to distribute to its shareholders. If a REIT distributes more cash than it has taxable income, a "return of capital" results. A "return of capital" represents a portion of a shareholder's original investment that is generally non taxable when distributed (returned) to the investor. If you do not reinvest distributions, the cost basis of your shares will be decreased



Prospectus                        Additional Information You Should Know      19




by the amount of return capital, which may result in a larger capital gain when you sell your shares. Although a return of capital is generally non taxable to you upon distribution, it would be taxable to you as a capital gain if your cost basis in the shares is reduced to zero. This could occur if you do not reinvest distribution and the returns of capital are significant.

Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year end, American Century may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission each year from the Internal Revenue Service for an extension of time to issue Form 1099-DIV to February 28.


Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations, which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

The fund may invest in REITs that hold residual interests in real estate mortgage investment conduits. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC will be subject to federal income tax in all events. (See "Additional Information on Tax Issues-Taxation of Certain Mortgage REITs" in the Statement of Additional Information.)

MANAGEMENT


INVESTMENT MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

Subject to approval by the RREEF fund shareholders of the merger with the fund, RREEF Real Estate Securities Advisers L.P., as subadvisor, will make investment decisions for the fund in accordance with the fund's investment objective, policies, and restrictions under the supervision of the manager and the Board of Directors.

The portfolio manager members of the team managing the fund described in this Prospectus and their work experience for the last five years are as follows:

KIM G. REDDING, Portfolio Manager, RREEF, is one of the fund's primary portfolio managers. Mr. Redding


20   Additional Information You Should Know         American Century Investments



has served as the President of RREEF's general partner since inception in 1993, is currently a member of RREEF America L.L.C. and is a Senior Vice President of RREEF Management Company. From 1990 to 1993, he was a principal in K.G. Redding & Associates, an investment advisor, and prior thereto he was the President of Redding, Melchor & Company, an investment advisor. Mr. Redding has been professionally managing portfolios of real estate securities since 1987.


KAREN J. KNUDSON, Portfolio Manager, RREEF, is one of the fund's primary portfolio managers. Ms. Knudson is a Vice President of RREEF, is currently a member of RREEF America L.L.C. and is a Vice President of RREEF Management Company. Prior to joining RREEF, she was Senior Vice President and Chief Financial Officer of Security Capital Group, an investment advisor, and prior thereto she was the President, Director of Real Estate Research and Portfolio Manager of Bailard, Biehl and Kaiser Real Estate Investment Trust. Ms. Knudson has 14 years of real estate experience, specializing in the area of real estate investment trusts.

MARK L. MALLON, Senior Vice President and Managing Director, American Century Investment Management, Inc. oversees the subadvisor's operation of the fund. Mr. Mallon joined American Century in April 1997. From August 1978 until he joined American Century, Mr. Mallon was employed in several positions by Federated Investors, and had served as President and Chief Executive Officer of Federated Investment Counseling and Executive Vice President of Federated Research Corporation since January 1990.

The activities of the manager and the subadvisor are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.



For the services provided to the Investor Class of the fund, the manager receives an annual fee of 1.20% of the average net assets of the fund.


On the first business day of each month, the fund pays the management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying 1.20% of the aggregate average daily closing value of the fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


For subadvisory services, the manager pays RREEF an annual fee of 0.425% of the average net assets of the fund.


CODE OF ETHICS


The fund and the manager have adopted a Code of Ethics, as has the subadvisor, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the fund and manager's Code of Ethics and the subadvisor's Code of Ethics require that employees with access to information about the purchase or sale of securities in the fund obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, both Codes of Ethics prohibit acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. The subadvisor's Code of Ethics provides that upon approval of the compliance officer, certain acquisitions of securities in an initial public offering may be permitted, but that such approval will be granted only in extraordinary circumstances. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund.


TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the manager.

Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.


Prospectus                        Additional Information You Should Know      21



Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a transaction based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

From time to time, special services may be offered to shareholders who maintain higher share balances in the American Century family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of the fund, controls American Century Companies by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES


The fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the manager. The manager pays all expenses for promoting and distributing the Investor Class of fund shares offered by this Prospectus. The Investor Class of shares does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY


American Century Capital Portfolios, Inc. the issuer of the fund, was organized as a Maryland corporation on June 14, 1993.

American Century Capital Portfolios, Inc. is a diversified, open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.

The manager and RREEF Real Estate Securities Advisers L.P., the investment advisor of the RREEF Real Estate Securities Fund, have proposed that the RREEF fund be merged into the fund. It is expected that the shareholders of the RREEF fund will consider the reorganization proposal at a meeting to be held June 13, 1997. If the RREEF fund shareholders approve the merger transaction, it is expected that the merger would be effective on June 13, 1997.

The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri, 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-2021. (international calls:
816-531-5575.)

American Century Capital Portfolios, Inc. issues two series of $0.01 par value shares, and if the merger of the RREEF fund and the fund occurs, a third series of $0.01 par value shares will be issued. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

American Century offers three classes of the fund offered by this Prospectus: an Investor Class, an Institutional Class, and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions, or 12b-1 fees.


The other classes of shares are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.



22   Additional Information You Should Know         American Century Investments



Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of another class of the same fund.

Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.


Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.


Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's bylaws, the holders of at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


Prospectus                        Additional Information You Should Know      23



P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765


Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485


Fax: 816-340-7962

Internet: www.americancentury.com


                            [american century logo]
                                    American
                                  Century(sm)

9705           [recycled logo]
SH-BKT-8460       Recycled

                                   PROSPECTUS

                            [american century logo]
                                    American
                                  Century(sm)

                                  MAY 21, 1997


                                    AMERICAN
                                     CENTURY
                                      GROUP


                                REAL ESTATE FUND


INSTITUTIONAL CLASS

                                 [front cover]



                          AMERICAN CENTURY INVESTMENTS
                                 FAMILY OF FUNDS


American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          AMERICAN CENTURY INVESTMENTS


     Benham Group(R)       American Century Group     Twentieth Century(R) Group

  MONEY MARKET FUNDS         ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS         BALANCED FUNDS               GROWTH FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS      INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS


                              Real Estate Fund



                                   PROSPECTUS
                                  MAY 21, 1997


                                REAL ESTATE FUND
                               INSTITUTIONAL CLASS


                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.



American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. The fund that invests primarily in securities of real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


The shares offered in this Prospectus (the Institutional Class shares) are sold at their net asset value with no sales charges or commissions.

The Institutional Class shares are made available for purchase by large institutional shareholders, such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the fund's minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies or participant-directed employer-sponsored retirement plans.

This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 21, 1997, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          American Century Investments
                       4500 Main Street o P.O. Box 419385
                Kansas City, Missouri 64141-6200 o 1-800-345-3533
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 o In Missouri: 816-444-3038
                        Internet: www.americancentury.com


Additional   information,   including  this  Prospectus  and  the  Statement  of
Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1


                        INVESTMENT OBJECTIVE OF THE FUND


AMERICAN CENTURY REAL ESTATE FUND



The investment objective of American Century Real Estate Fund is long-term capital appreciation. Income is a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry.



There is no assurance that the fund will achieve its investment objectives.


NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2    Investment Objective                           American Century Investments


                                TABLE OF CONTENTS


Investment Objective of the Fund..............................................2
Transaction and Operating Expense Table.......................................4
Performance Information of Other Class........................................5


INFORMATION REGARDING THE FUND

Investment Policies of the Fund...............................................6
   Investment Objective.......................................................6
   Proposed Transaction.......................................................6
   Investment Strategy........................................................6
   Investments In Real Estate.................................................6
   Investment Philosophy......................................................7
Other Investment Practices, Their Characteristics
   and Risks..................................................................8
   U.S. Fixed Income Securities...............................................8
   Diversification............................................................8
   Portfolio Lending..........................................................8
   When-Issued Securities.....................................................9
   Rule 144A Securities.......................................................9
   Borrowing..................................................................9
   Portfolio Turnover.........................................................9
   Repurchase Agreements......................................................9
Performance Advertising......................................................10


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments.................................................11
Investing in American Century................................................11
How to Open an Account.......................................................11
       By Mail...............................................................11
       By Wire...............................................................11
       By Exchange...........................................................11
       In Person.............................................................11
   Subsequent Investments....................................................12
       By Mail...............................................................12
       By Telephone..........................................................12
       By Wire...............................................................12
       In Person.............................................................12
   Automatic Investment Plan.................................................12
   Minimum Investment........................................................12
How to Exchange from One Account to Another..................................12
       By Mail ..............................................................13
       By Telephone..........................................................13
How to Redeem Shares.........................................................13
       By Mail ..............................................................13
       By Telephone..........................................................13
       By Check-A-Month......................................................13
       Other Automatic Redemptions...........................................13
   Redemption Proceeds.......................................................13
       By Check..............................................................13
       By Wire and ACH.......................................................13
   Special Requirements for Large Redemptions................................13
Signature Guarantee..........................................................14
Special Shareholder Services.................................................14
       Open Order Service....................................................14
       Tax-Qualified Retirement Plans........................................15
Important Policies Regarding Your Investments................................15
Reports to Shareholders......................................................15
Customers of Banks, Broker-Dealers and Other
   Financial Intermediaries..................................................16


ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price..................................................................17
   When Share Price Is Determined............................................17
   How Share Price Is Determined.............................................17
   Where to Find Information About Share Price...............................17
Distributions................................................................17
Taxes  18
   Tax-Deferred Accounts.....................................................18
   Taxable Accounts..........................................................18
Management...................................................................19
   Investment Management.....................................................19
   Code of Ethics............................................................20
   Transfer and Administrative Services......................................20
Distribution of Fund Shares..................................................21
Further Information About American Century...................................21


Prospectus                                                   Table of Contents 3


                     TRANSACTION AND OPERATING EXPENSE TABLE

                                                               Real Estate Fund

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases....................................none
Maximum Sales Load Imposed on Reinvested Dividends.........................none
Deferred Sales Load........................................................none
Redemption Fee.............................................................none
Exchange Fee...............................................................none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):


Management Fees...........................................................1.00%
12b-1 Fees.................................................................none
Other Expenses(1).........................................................0.00%
Total Fund Operating Expenses.............................................1.00%


EXAMPLE:


You would pay the following expenses on a                      1 year     $  10
$1,000 investment, assuming a 5% annual return and             3 years       32
redemption at the end of each time period:                     5 years       55
                                                               10 years     122



(1) Other expenses, which includes the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the next fiscal year.


The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The shares offered by this Prospectus are Institutional Class shares. The fund offers two other classes of shares, one of which is primarily made available to retail investors and one that is primarily made available to institutional investors. The other classes have different fee structures than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 21.



4    Transaction and Operating Expense Table        American Century Investments


                     PERFORMANCE INFORMATION OF OTHER CLASS
                                REAL ESTATE FUND


The fund currently has no assets. The manager and RREEF Real Estate Securities Advisers L.P., the investment advisor of the RREEF Real Estate Securities Fund, have proposed that the RREEF fund be merged into the fund. It is expected that the shareholders of the RREEF fund will consider the reorganization proposal at a meeting to be held June 13, 1997. Failure of the RREEF fund shareholders to approve the merger transaction will delay indefinitely the offer of shares of the fund to the public.


Prospectus                         Performance Information of Other Class      5


                         INFORMATION REGARDING THE FUND


INVESTMENT POLICIES OF THE FUND


The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT OBJECTIVE


The fund's primary investment objective is long-term capital appreciation. Current income is a secondary consideration. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There is no assurance that the fund will achieve its investment objective.


PROPOSED TRANSACTION

The manager has proposed that the RREEF Real Estate Securities Fund be merged into the fund, and that the advisor of the RREEF fund, RREEF Real Estate Securities Advisers L.P., serve as the fund's subadvisor and be responsible for its day-to-day investment management operations. It is expected that shareholders of the RREEF fund will consider the reorganization proposal at a meeting to be held June 13, 1997. Failure of the RREEF fund shareholders to approve the merger transaction will delay indefinitely the offer of shares of the fund to the public.

INVESTMENT STRATEGY


Under normal conditions, the fund will invest not less than 80% of its total assets in equity securities of companies which are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company will be considered to be "principally engaged in the real estate industry" if, in the opinion of the manager, at the time its securities are purchased by the fund, at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include, among others, equity REITs and real estate master limited partnerships, mortgage REITs, and real estate brokers and developers. See "Investments in Real Estate," this page.

The fund may also invest up to 20% of its total assets in other securities. Other securities may include debt securities and equity securities of companies not principally engaged in the real estate industry. (See "U.S. Fixed Income Securities," page 8.)


REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
Hybrid  REITs  combine the  characteristics  of both equity  REITs and  mortgage
REITs.

INVESTMENTS IN REAL ESTATE

The fund may be subject to certain risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which are principally engaged in the real estate industry. The risks of direct ownership of real estate include: risks related to gen-


6    Information Regarding the Fund                 American Century Investments



eral, regional and local economic conditions and fluctuations in interest rates; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; losses due to natural disasters; regulatory limitations on rents; variations in market rental rates; and changes in neighborhood values. In addition, the fund may incur losses due to environmental problems. If there is historic contamination at a site, the current owner is one of the parties that may be responsible for clean up costs.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended and self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. Equity and mortgage REITs are dependent upon the skill of their individual management personnel and generally are not diversified. In addition, equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act. By investing in REITs indirectly through the fund, a shareholder will bear not only a proportionate share of the expenses of the fund, but also indirectly, similar expenses of the REITs, including compensation of management.

To the extent the fund is invested in debt securities (including asset backed securities) or mortgage REITs, it will be subject to credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting solely from the inverse relationship between the price and yield of fixed income securities; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

The fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company. Therefore, an investment in the fund may present greater risk and volatility to an investor than an investment in a diversified investment company.

INVESTMENT PHILOSOPHY


The investment philosophy of the fund is premised upon the belief that successful investing in real estate securities requires in-depth knowledge of the securities market and a complete understanding of the factors influencing the performance of real estate assets. The fund strives to provide superior performance via investment in a select group of real estate securities with strong cash flow growth potential and, therefore, the capacity for sustained dividend increases.

The fund's approach is initially driven by an internally-generated systematic assessment of changing real estate markets, an important input to sound investment decisions. The subadvisor tracks economic conditions and real estate market performance in major metropolitan areas and screens markets to identify areas of risk and opportunity, and will focus investment activity in property types and geographic areas it identifies as growth sectors.

This fundamental approach focuses on identifying changes in property level net operating income and the impact on the ultimate stock performance of individual REITs. It requires extensive local research on property markets across the United States, direct inspection of individual property assets, and familiarity with company management and operating strategies. Rigorous securities analyses are performed to identify investments with unappreciated potential to produce superior, long-term returns. Strategic sector allocations are directed by the subadvisor's Strategic Investment Committee, which has become increasingly more important as sectors have grown and as attractive companies have emerged in each major sector.

This approach can be broken down into three areas. First, it involves a macroeconomic review of supply-demand characteristics and the outlook for economic growth within specific markets. Next, it involves a top-down analysis of the relative pricing of real estate securities. Finally, a fundamental analysis of each REIT portfolio on a property-by-property basis coupled with a review of the company's management depth, financial structure, and business strategy is performed.



Prospectus                                  Information Regarding the Fund     7



Assuming consummation of the merger with the RREEF fund, it is expected that a nationwide network of real estate professionals employed by RREEF America L.L.C. and its affiliates will be used to assist in evaluating and monitoring properties held by public REITs. (See "Investment Management," page 19.)

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS


For additional information, see "Investment Restrictions" in the Statement of Additional Information.

U.S. FIXED INCOME SECURITIES

The fund may invest in fixed income securities for income or as a defensive strategy when the manager believes adverse economic or market conditions exist. As a temporary defensive strategy, the manager may invest part or all of the fund's assets in debt securities. Fixed income securities are affected primarily by changes in interest rates. The prices of these securities tend to rise when interest rates fall, and conversely fall when interest rates rise. Generally, the debt securities in which the fund may invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or that are unrated but deemed to be of comparable quality by the manager. For a description of fixed income securities ratings, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

Securities rated in the lowest investment-grade category may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. The fund may invest in securities below investment grade although the fund will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. Such bonds are considered speculative. In the event of a downgrade of a debt security held by the fund to below investment grade, the fund is not automatically required to sell the issue, but the manager will consider this in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. When the manager believes that economic or market conditions require a more defensive strategy, the fund's assets may be invested without limitation in cash or cash equivalents such as obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or high quality money market instruments such as notes, certificates of deposit or bankers' acceptances.

DIVERSIFICATION

The fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, which means the fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. (See "Distributions," page 17, and "Taxes," page 18.) To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The fund's investments in U.S. government securities are not subject to these limitations.

PORTFOLIO LENDING

In order to realize additional income, the fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash, collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by


8    Information Regarding the Fund                 American Century Investments



the issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of the fund's net assets valued at market.

WHEN-ISSUED SECURITIES

The fund may purchase new issues of securities on a when-issued basis without limit when, in the opinion of management, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.


With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Since the secondary market for such securities is limited to certain qualified institutional buyers, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


BORROWING

The fund's investment restrictions allow the fund to borrow money, for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 331/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

PORTFOLIO TURNOVER


Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it or RREEF determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be accurately predicted.


The portfolio turnover of the fund may be higher than other investment companies with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed


Prospectus                                  Information Regarding the Fund     9



to the purchase of securities pursuant to its investment policies. A repurchase agreement occurs when the fund purchases an interest-bearing obligation from a bank or broker-dealer registered under the Securities Exchange Act of 1934 and simultaneously agrees to sell it back on a specified date in the future (usually less than one week later) at a higher price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security and is considered by the staff of the SEC to be a loan by the fund.

The fund's risk in connection with repurchase agreements is the ability of the seller to pay the repurchase price on the repurchase date. If the seller defaults, the fund may incur costs, delays or losses. Management monitors the creditworthiness of sellers.

The fund will enter into repurchase agreements only with those commercial banks and broker-dealers whose creditworthiness has been reviewed and found satisfactory by the manager pursuant to criteria adopted by the fund's Board of Directors.

PERFORMANCE ADVERTISING


From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Institutional Class and the other classes offered by the fund.

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.


A quotation of yield reflects the fund's income over a stated period expressed as a percentage of the fund's share price.

Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

The fund also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well known indices of market performance, such as Morgan Stanley
REIT Index, NAREIT Equity-Less Health Care Index, Standard & Poor's 500 Composite Stock Price Index and Wilshire REIT Only Index. The performance of the fund may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text.


All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


10   Information Regarding the Fund                 American Century Investments


                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS


AMERICAN CENTURY INVESTMENTS


The fund offered by this Prospectus is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-3533 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY


The following section explains how to invest with American Century, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Minimum Investment," page 12, and "Customers of Banks, Broker-Dealers and Other Financial Intermediaries," page 16.

HOW TO OPEN AN ACCOUNT


To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

You may invest in the following ways:

BY MAIL

Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

You may make your initial investment by wiring funds. To do so, call us or mail a completed application and provide your bank with the following information:

o Receiving bank and routing number:
  Commerce Bank, N.A. (101000019)

o Beneficiary (BNF):
  American Century Services Corporation
  4500 Main St., Kansas City, Missouri 64141

o Beneficiary account number (BNF ACCT):
  2804918

o Reference for Beneficiary (RFB):
  American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o Originator to Beneficiary (OBI):
  Name and address of owner of account into which you are investing.

o Bank to Bank Information
  (BBI or Free Form Text):

     o Taxpayer identification or Social Security number.

     o If more than one account, account numbers and amount to be invested in each account.


     o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE


Call 1-800-345-3533 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 12 for more information on exchanges.


IN PERSON

If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

     4500 Main Street
     Kansas City, Missouri 64111


Prospectus               How to Invest with American Century Investments      11




     4917 Town Center Drive
     Leawood, Kansas 66211


     1665 Charleston Road
     Mountain View, California 94043

     2000 S. Colorado Blvd.
     Denver, Colorado 80222

SUBSEQUENT INVESTMENTS


Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments:
$250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


BY MAIL


When making subsequent investments, enclose your check with the investment slip portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Institutional Service Representative.

BY WIRE

You  may  make  subsequent   investments  by  wire.  Follow  the  wire  transfer
instructions on page 11 and indicate your account number.

IN PERSON


You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on pages 11-12.


AUTOMATIC INVESTMENT PLAN

You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Institutional Service Representatives.

MINIMUM INVESTMENT


The  minimum   investment  is  $5  million  ($3  million  for   endowments   and
foundations). If you invest with us through a bank, broker-dealer or other financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). If your balance or the balance of your financial intermediary, if applicable, falls below the minimum investment requirements due to redemptions or exchanges, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class shares.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER



As long as you meet any minimum initial investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received if it is received before the fund's net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds (see "When Share Price is Determined," page 17).


For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.


12 How to Invest with American Century Investments  American Century Investments



If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions (see "Special Requirements for Large Redemptions," this page).

BY MAIL

You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

You can make exchanges over the telephone if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling one of our Institutional Service Representatives at 1-800-345-3533 to get the appropriate form.

HOW TO REDEEM SHARES


We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received. For large redemptions, please read "Special Requirements for Large Redemptions," this page.

Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee (see "Signature Guarantee," page
14).

BY TELEPHONE

If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Institutional Service Representative.

BY CHECK-A-MONTH

You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

You may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Institutional Service Representatives.

REDEMPTION PROCEEDS

Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates the fund make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right


Prospectus               How to Invest with American Century Investments      13



under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

Despite the fund's right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless the fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

SIGNATURE GUARANTEE


To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee would be required when:

o    redeeming more than $25,000; or

o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES


We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

Our special shareholder services include:

OPEN ORDER SERVICE

Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.


14 How to Invest with American Century Investments  American Century Investments



TAX-QUALIFIED RETIREMENT PLANS

This fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

     o    Individual Retirement Accounts (IRAs);

     o 403(b) plans for employees of public school systems and non-profit organizations; or

     o Profit sharing plans and pension plans for corporations and other employers.

If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS


Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

     (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

     (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

     (3) Shares being acquired must be qualified for sale in your state of residence.

     (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

     (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

     (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

     (7)  All  signatures   should  be  exactly  as  the  name  appears  in  the
          registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

     (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

     (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

     (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS


At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that


Prospectus               How to Invest with American Century Investments      15



reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully as they will help you understand your fund.

CUSTOMERS OF BANKS, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


Information  contained in our Investor  Services Guide pertains to  shareholders
who  invest  directly  with  American   Century  rather  than  through  a  bank,
broker-dealer or other financial intermediary.

If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your financial intermediary.


16 How to Invest with American Century Investments  American Century Investments



                     ADDITIONAL INFORMATION YOU SHOULD KNOW


SHARE PRICE


WHEN SHARE PRICE IS DETERMINED


The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for Target Maturities is determined one hour prior to the close of the Exchange.

Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or our agents before the time as of which the net asset value is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the next day the Exchange is open.

Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.


Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.


Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.


If you invest in fund shares through a bank, financial advisor or other financial intermediary, it is the responsibility of your financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangement with the fund or the fund's distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

The valuation of assets for determining net asset value may be summarized as follows:

Portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked price is used. Depending on local convention or regulation, securities traded over-the counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

The net asset value of Investor Class shares of the fund will be published in leading newspapers daily when the fund has met the minimum requirements for such listing. The net asset value of the Institutional Class of each fund may be obtained by calling us.

DISTRIBUTIONS


Distributions from net investment income are declared and paid twice each year (usually in June and December). Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the fund may make distributions on a more frequent basis to comply with the


Prospectus                        Additional Information You Should Know      17



distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders in taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares of Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.

A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time, the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities and undistributed dividends and interest received, less fund expenses.

Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares will be reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES


The fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan (excluding participant-directed employer-sponsored retirement plans, which are ineligible to invest in Institutional Class shares), income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account on a tax-deferred basis.

TAXABLE ACCOUNTS

If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains. See "Distributions," page 17.


Because of the nature of REIT investments, REITs may generate significant non cash deductions (i.e. depreciation on real estate holdings) while having a greater cash flow to distribute to its shareholders. If a REIT distributes more cash than it has taxable income, a "return of capital" results. A "return of capital" represents a portion of a shareholder's original investment that is generally non taxable when distributed (returned) to the investor. If you do not reinvest distributions, the cost basis of your shares will be decreased by the amount of return capital, which may result in a larger capital gain when you sell your shares. Although a return of capital is generally non taxable to you upon distribution, it would be taxable to you as a capital



18 Additional Information You Should Know           American Century Investments




gain if your cost basis in the shares is reduced to zero. This could occur if you do not reinvest distribution and the returns of capital are significant.

Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year end, American Century may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission each year from the Internal Revenue Service for an extension of time to issue Form 1099-DIV to February 28.


Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations, which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

The fund may invest in REITs that hold residual interests in real estate mortgage investment conduits. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC will be subject to federal income tax in all events. (See "Additional Information on Tax Issues-Taxation of Certain Mortgage REITs" in the Statement of Additional Information.)

MANAGEMENT


INVESTMENT MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

Subject to approval by the RREEF fund shareholders of the merger with the fund, RREEF Real Estate Securities Advisers L.P., as subadvisor, will make investment decisions for the fund in accordance with the fund's investment objective, policies, and restrictions under the supervision of the manager and the Board of Directors.

The portfolio manager members of the team managing the fund described in this Prospectus and their work experience for the last five years are as follows:

KIM G. REDDING, Portfolio Manager, RREEF, is one of the fund's primary portfolio manager. Mr. Redding has served as the President of RREEF's general partner since inception in 1993, is currently a member of


Prospectus                        Additional Information You Should Know      19



RREEF America L.L.C. and is a Senior Vice-President of RREEF Management Company. From 1990 to 1993, he was a principal in K.G. Redding & Associates, an investment adviser, and prior thereto he was the President of Redding, Melchor & Company, an investment adviser. Mr. Redding has been professionally managing portfolios of real estate securities since 1987.


KAREN J. KNUDSON, Portfolio Manager, RREEF, is one of the fund's primary portfolio managers. Ms. Knudson is a Vice President of RREEF, is currently a member of RREEF America L.L.C. and is a Vice President of RREEF Management Company. Prior to joining RREEF, she was Senior Vice President and Chief Financial Officer of Security Capital Group, an investment advisor, and prior thereto she was the President, Director of Real Estate Research and Portfolio Manager of Bailard, Biehl and Kaiser Real Estate Investment Trust. Ms. Knudson has 14 years of real estate experience, specializing in the area of real estate investment trusts.

MARK L. MALLON, Senior Vice President and Managing Director, American Century Investment Management, Inc. oversees the subadvisor's operation of the fund. Mr. Mallon joined American Century in April 1997. From August 1978 until he joined American Century, Mr. Mallon was employed in several positions by Federated Investors, and had served as President and Chief Executive Officer of Federated Investment Counseling and Executive Vice President of Federated Research Corporation since January 1990.


The activities of the manager and the subadvisor are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.


For the services provided to the Institutional Class of the fund, the manager receives an annual fee of 1.00% of the average net assets of the fund.

On the first business day of each month, the fund pays the management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying 1.00% of the aggregate average daily closing value of each fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

For subadvisory services, the manager pays RREEF an annual fee of 0.425% of the average net assets of the fund.


CODE OF ETHICS


The fund and the manager have adopted a Code of Ethics, as has the subadvisor, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the fund and manager's Code of Ethics and the subadvisor's Code of Ethics require that employees with access to information about the purchase or sale of securities in the fund obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, both Codes of Ethics prohibit acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. The subadvisor's Code of Ethics provides that upon approval of the compliance officer, certain acquisitions of securities in an initial public offering may be permitted, but that such approval will be granted only in extraordinary circumstances. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund.


TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the manager.

Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs.

Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a transac-


20  Additional Information You Should Know          American Century Investments



tion-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the fund or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

From time to time, special services may be offered to shareholders who maintain higher share balances in the American Century family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of the fund, controls American Century Companies by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES


The fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the manager. The manager pays all expenses for promoting and distributing the Institutional Class of fund shares offered by this Prospectus. The Institutional Class of shares does not pay any commissions or other fees to the Distributor or to any other broker dealers or financial intermediaries in connection with the distribution of fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY


American Century Capital Portfolios, Inc. the issuer of the fund, was organized as a Maryland corporation on June 14, 1993.

The manager and RREEF Real Estate Securities Advisers L.P., the investment advisor of the RREEF Real Estate Securities Fund, have proposed that the RREEF fund be merged into the fund. It is expected that the shareholders of the RREEF fund will consider the reorganization proposal at a meeting to be held June 13, 1997. If the RREEF fund shareholders approve the merger transaction, it is expected that the merger would be effective on June 13, 1997.

The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri, 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533. (international calls:
816-531-5575.)

American Century Capital Portfolios, Inc. issues two series of $0.01 par value shares, and if the merger of the RREEF Fund and the fund occurs, a third series of $0.01 par value shares will be issued. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

American Century offers three classes of the fund offered by this Prospectus: an Investor Class, an Institutional Class, and an Advisor Class. The shares offered by this Prospectus are Institutional Class shares and have no up-front charges, commissions, or 12b-1 fees.


The Investor Class is primarily made available to retail investors. The Advisor Class is primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the other classes of shares offered by this Prospectus, call one of our Institutional Service Representatives at 1-800-345-3533, or contact a sales representative or financial intermediary who offers those classes of shares.


Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying


Prospectus                        Additional Information You Should Know      21



designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of Investor Class of the same fund.

Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's bylaws, the holders of at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


22   Additional Information You Should Know         American Century Investments



                                      NOTES


                                                                     Notes    23




P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-person assistance:
1-800-345-3533 or 816-531-5575


Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3038


Fax: 816-340-4655

Internet: www.americancentury.com


                            [american century logo]
                                    American
                                  Century(sm)

9705           [recycled logo]
SH-BKT-8461       Recycled

                                   PROSPECTUS


                            [american century logo]
                                    American
                                  Century(sm)

                                  MAY 21, 1997


                                    AMERICAN
                                     CENTURY
                                      GROUP


                                REAL ESTATE FUND


ADVISOR CLASS

                                 [front cover]



                          AMERICAN CENTURY INVESTMENTS
                                 FAMILY OF FUNDS


American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          AMERICAN CENTURY INVESTMENTS


     Benham Group(R)         American Century Group   Twentieth Century(R) Group

  MONEY MARKET FUNDS         ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS         BALANCED FUNDS               GROWTH FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS     INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS


                              Real Estate Fund



                                   PROSPECTUS

                                  MAY 21, 1997


                                REAL ESTATE FUND
                                  ADVISOR CLASS

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.



American Century Capital Portfolios, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. The fund that invests primarily in securities of real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


The shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to a Rule 12b-1 shareholder services and distribution fees as described in this Prospectus.

The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 21, 1997, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          American Century Investments
                       4500 Main Street o P.O. Box 419385
                Kansas City, Missouri 64141-6385 o 1-800-345-3533
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 o In Missouri: 816-444-3038
                        Internet: www.americancentury.com


Additional   information,   including  this  Prospectus  and  the  Statement  of
Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1

                        INVESTMENT OBJECTIVE OF THE FUND


AMERICAN CENTURY REAL ESTATE FUND



The investment objective of American Century Real Estate Fund is long-term capital appreciation. Income is a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry.



   There is no assurance that the fund will achieve its investment objective.


NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2    Investment Objective                           American Century Investments


                                TABLE OF CONTENTS


Investment Objective of the Fund............................................2
Transaction and Operating Expense Table.....................................4
Performance Information of Other Class......................................5


INFORMATION REGARDING THE FUND

Investment Policies of the Fund.............................................6
   Investment Objective.....................................................6
   Proposed Transaction.....................................................6
   Investment Strategy......................................................6
   Investments in Real Estate...............................................6
   Investment Philosophy....................................................7
Other Investment Practices, Their Characteristics
   and Risks................................................................8
   U.S. Fixed Income Securities.............................................8
   Diversification..........................................................8
   Portfolio Lending........................................................8
   When-Issued Securities...................................................9
   Rule 144A Securities.....................................................9
   Borrowing................................................................9
   Portfolio Turnover.......................................................9
   Repurchase Agreements....................................................9
Performance Advertising....................................................10

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell American
   Century Funds...........................................................11
How to Exchange from One American Century
   Fund to Another.........................................................11
How to Redeem Shares.......................................................11
   Special Requirements for Large Redemptions..............................11
Telephone Services.........................................................12
   Investors Line..........................................................12

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price................................................................13
   When Share Price Is Determined..........................................13
   How Share Price Is Determined...........................................13
   Where to Find Information About Share Price.............................13
Distributions..............................................................13
Taxes  14
   Tax-Deferred Accounts...................................................14
   Taxable Accounts........................................................14
Management.................................................................15
   Investment Management...................................................15
   Code of Ethics..........................................................16
   Transfer and Administrative Services....................................16
Distribution of Fund Shares................................................16
   Service and Distribution Fees...........................................17
Further Information About American Century.................................17


Prospectus                                                   Table of Contents 3


                     TRANSACTION AND OPERATING EXPENSE TABLE

                                                                Real Estate Fund
SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases...................................none
Maximum Sales Load Imposed on Reinvested Dividends........................none
Deferred Sales Load.......................................................none
Redemption Fee............................................................none
Exchange Fee..............................................................none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):


Management Fees..........................................................1.20%
12b-1 Fees(1)............................................................0.25%
Other Expenses(2)........................................................0.00%
Total Fund Operating Expenses............................................1.45%


EXAMPLE:


You would pay the following expenses on a                       1 year   $  15
$1,000 investment, assuming a 5% annual return and              3 years     46
redemption at the end of each time period:                      5 years     79
                                                                10 years   172



(1) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion issued to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 17.

(2) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.01 of 1% of average net assets for the next fiscal year.


The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The shares offered by this Prospectus are Advisor Class shares. The fund offers two other classes of shares, one of which is primarily made available to retail investors and one that is primarily made available to institutional investors. The other classes have different fee structures than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 17.



4    Transaction and Operating Expense Table        American Century Investments


                     PERFORMANCE INFORMATION OF OTHER CLASS
                                REAL ESTATE FUND


The fund currently has no assets. The manager and RREEF Real Estate Securities Advisers L.P., the investment advisor of the RREEF Real Estate Securities Fund, have proposed that the RREEF fund be merged into the fund. It is expected that the shareholders of the RREEF fund will consider the reorganization proposal at a meeting to be held June 13, 1997. Failure of the RREEF fund shareholders to approve the merger transaction will delay indefinitely the offer of the shares of the fund to the public.


Prospectus                         Performance Information of Other Class      5



                         INFORMATION REGARDING THE FUND


INVESTMENT POLICIES OF THE FUND


The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT OBJECTIVE


The fund's primary investment objective is long-term capital appreciation. Current income is a secondary consideration. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There is no assurance that the fund will achieve its investment objective.


PROPOSED TRANSACTION

The manager has proposed that the RREEF Real Estate Securities Fund be merged into the fund, and that the advisor of the RREEF Fund, RREEF Real Estate Securities Advisers L.P., serve as the fund's subadvisor and be responsible for its day-to-day investment management operations. It is expected that shareholders of the RREEF fund will consider the reorganization proposal at a meeting to be held June 13, 1997. Failure of the RREEF fund shareholders to approve the merger transaction will delay indefinitely the offer of shares of the fund to the public.

INVESTMENT STRATEGY


Under normal conditions, the fund will invest not less than 80% of its total assets in equity securities of companies which are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company will be considered to be "principally engaged in the real estate industry" if, in the opinion of the manager, at the time its securities are purchased by the fund, at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include, among others, equity REITs and real estate master limited partnerships, mortgage REITs, and real estate brokers and developers. See "Investments in Real Estate," this page.

The fund may also invest up to 20% of its total assets in other securities. Other securities may include debt securities and equity securities of companies not principally engaged in the real estate industry. (See "U.S. Fixed Income Securities," page 8.)


REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
Hybrid  REITs  combine the  characteristics  of both equity  REITs and  mortgage
REITs.

INVESTMENTS IN REAL ESTATE

The fund may be subject to certain risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which are principally engaged in the real estate industry. The risks of direct ownership of real estate include: risks related to general,


6    Information Regarding the Fund                 American Century Investments



regional and local economic conditions and fluctuations in interest rates; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; losses due to natural disasters; regulatory limitations on rents; variations in market rental rates; and changes in neighborhood values. In addition, the fund may incur losses due to environmental problems. If there is historic contamination at a site, the current owner is one of the parties that may be responsible for clean up costs.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended and self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. Equity and mortgage REITs are dependent upon the skill of their individual management personnel and generally are not diversified. In addition, equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act. By investing in REITs indirectly through the fund, a shareholder will bear not only a proportionate share of the expenses of the fund, but also indirectly, similar expenses of the REITs, including compensation of management.

To the extent the fund is invested in debt securities (including asset backed securities) or mortgage REITs, it will be subject to credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting solely from the inverse relationship between the price and yield of fixed income securities; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

The fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company. Therefore, an investment in the fund may present greater risk and volatility to an investor than an investment in a diversified investment company.

INVESTMENT PHILOSOPHY


The investment philosophy of the fund is premised upon the belief that successful investing in real estate securities requires in-depth knowledge of the securities market and a complete understanding of the factors influencing the performance of real estate assets. The fund strives to provide superior performance via investment in a select group of real estate securities with strong cash flow growth potential and, therefore, the capacity for sustained dividend increases.

The fund's approach is initially driven by an internally-generated systematic assessment of changing real estate markets, an important input to sound investment decisions. The subadvisor tracks economic conditions and real estate market performance in major metropolitan areas and screens markets to identify areas of risk and opportunity, and will focus investment activity in property types and geographic areas it identifies as growth sectors.

This fundamental approach focuses on identifying changes in property level net operating income and the impact on the ultimate stock performance of individual REITs. It requires extensive local research on property markets across the United States, direct inspection of individual property assets, and familiarity with company management and operating strategies. Rigorous securities analyses are performed to identify investments with unappreciated potential to produce superior, long-term returns. Strategic sector allocations are directed by the subadvisor's Strategic Investment Committee, which has become increasingly more important as sectors have grown and as attractive companies have emerged in each major sector.

This approach can be broken down into three areas. First, it involves a macroeconomic review of supply-demand characteristics and the outlook for economic growth within specific markets. Next, it involves a top-down analysis of the relative pricing of real estate securities. Finally, a fundamental analysis of each REIT portfolio on a property-by-property basis coupled with



Prospectus                                  Information Regarding the Fund     7




a review of the company's management depth, financial structure, and business strategy is performed.


Assuming consummation of the merger with the RREEF fund, it is expected that a nationwide network of real estate professionals employed by RREEF America L.L.C. and its affiliates will be used to assist in evaluating and monitoring properties held by public REITs. (See "Investment Management," page 15.).

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS


For additional information, see "Investment Restrictions" in the Statement of Additional Information.

U.S. FIXED INCOME SECURITIES

The fund may invest in fixed income securities for income or as a defensive strategy when the manager believes adverse economic or market conditions exist. As a temporary defensive strategy, the manager may invest part or all of the fund's assets in debt securities. Fixed income securities are affected primarily by changes in interest rates. The prices of these securities tend to rise when interest rates fall, and conversely fall when interest rates rise. Generally, the debt securities in which the fund may invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Service, Inc. or Standard and Poor's Corporation or that are unrated but deemed to be of comparable quality by the manager. For a description of fixed income securities ratings, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

Securities rated in the lowest investment-grade category may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. The fund may invest in securities below investment grade although the fund will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. Such bonds are considered speculative. In the event of a downgrade of a debt security held by the fund to below investment grade, the fund is not automatically required to sell the issue, but the manager will consider this in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. When the manager believes that economic or market conditions require a more defensive strategy, the fund's assets may be invested without limitation in cash or cash equivalents such as obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or high quality money market instruments such as notes, certificates of deposit or bankers' acceptances.

DIVERSIFICATION

The fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, which means the fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. (See "Distributions," page 13, and "Taxes," page 14.) To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The fund's investments in U.S. government securities are not subject to these limitations.

PORTFOLIO LENDING

In order to realize additional income, the fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash, collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the


8    Information Regarding the Fund                 American Century Investments



issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of the fund's net assets valued at market.

WHEN-ISSUED SECURITIES

The fund may purchase new issues of securities on a when-issued basis without limit when, in the opinion of management, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.


With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Since the secondary market for such securities is limited to certain qualified institutional buyers, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


BORROWING

The fund's investment restrictions allow the fund to borrow money, for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

PORTFOLIO TURNOVER

Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it or RREEF determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be accurately predicted.

The portfolio turnover of the fund may be higher than other investment companies with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to its invest-


Prospectus                                  Information Regarding the Fund     9



ment policies. A repurchase agreement occurs when the fund purchases an interest-bearing obligation from a bank or broker-dealer registered under the Securities Exchange Act of 1934 and simultaneously agrees to sell it back on a specified date in the future (usually less than one week later) at a higher price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security and is considered by the staff of the SEC to be a loan by the fund.

The fund's risk in connection with repurchase agreements is the ability of the seller to pay the repurchase price on the repurchase date. If the seller defaults, the fund may incur costs, delays or losses. Management monitors the creditworthiness of sellers.

The fund will enter into repurchase agreements only with those commercial banks and broker-dealers whose creditworthiness has been reviewed and found satisfactory by the manager pursuant to criteria adopted by the fund's Board of Directors.

PERFORMANCE ADVERTISING


From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Advisor Class and the other classes offered by the fund.

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.


A quotation of yield reflects the fund's income over a stated period expressed as a percentage of the fund's share price.

Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

The fund also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well known indices of market performance, such as Morgan Stanley
REIT Index, NAREIT Equity-Less Health Care Index, Standard & Poor's 500 Composite Stock Price Index and Wilshire REIT Only Index. The performance of the fund may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text.


All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


10   Information Regarding the Fund                 American Century Investments


                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS


The following section explains how to purchase, exchange and redeem Advisor Class shares of the fund offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN CENTURY FUNDS


The fund offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or an insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through you employer or other financial intermediary, as applicable.

If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

If you have  questions  about a fund, see  "Investments  Policies of the Funds,"
page  6,  or  call  one  of  our  Institutional   Service   Representatives   at
1-800-345-3533.

Orders to purchase shares are effective on the day we receive payment. See "When Share Price is Determined," page 13.

We may discontinue offering shares generally in the fund (including any class of shares of the fund) or in any particular state without notice to shareholders.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY FUND TO ANOTHER


Your plan or program may permit you to exchange your investment in the shares of a fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

Exchanges are made at the respective net asset value, next computed after receipt of the exchange instruction by us. If in any 90-day period, the total of the exchanges and redemptions from the account of any one plan participant or financial intermediary client exceeds the lesser of $250,000 or 1% of a fund's assets, further exchanges maybe subject to special requirements to comply with our policy on large equity fund redemptions. See "Special Requirements for Large Redemptions," this page.

HOW TO REDEEM SHARES


Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan of financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price is Determined," page 13. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one participant account during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing


Prospectus               How to Invest with American Century Investments      11



the fund's net asset value and will be provided to the redeeming plan participant or financial intermediary in lieu of cash without prior notice.

If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provided the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

Despite the fund's right to redeem fund shares through a redemption in kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemption's and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated din a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

TELEPHONE SERVICES


INVESTORS LINE

To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.


12 How to Invest with American Century Investments  American Century Investments


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE


WHEN SHARE PRICE IS DETERMINED


The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for Target Maturities is determined one hour prior to the close of the Exchange.

Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or our agents before the time as of which the net asset value is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the next day the Exchange is open.

Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.


It is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangement with the fund or the fund's distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

The valuation of assets for determining net asset value may be summarized as follows:

The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked price is used. Depending on local convention or regulation, securities traded over-the counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

The net asset value of Investor Class shares of the fund will be published in leading newspapers daily when the fund has met the minimum requirements for such listing. Because the total expense ratio for the Advisor Class is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The Advisor Class of each fund may be obtained by calling us.

DISTRIBUTIONS


Distributions from net investment income are declared and paid twice each year (usually in June and December). Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders in taxable accounts, distributions will be reinvested unless you elect to receive them in cash.


Prospectus                        Additional Information You Should Know      13



Distributions of less than $10 generally will be reinvested. Distributions made shortly after purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares of Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time, the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities and undistributed dividends and interest received, less fund expenses.

Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares will be reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES


The fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

If Advisor Class shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account on a tax-deferred basis.

Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

If Advisor Class shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains. See "Distributions", page 13.


Because of the nature of REIT investments, REITs may generate significant non cash deductions (i.e. depreciation on real estate holdings) while having a greater cash flow to distribute to its shareholders. If a REIT distributes more cash than it has taxable income, a "return of capital" results. A "return of capital" represents a portion of a shareholder's original investment that is generally non taxable when distributed (returned) to the investor. If you do not reinvest distributions, the cost basis of your shares will be decreased by the amount of return capital, which may result in a larger capital gain when you sell your shares. Although a return of capital is generally non taxable to you upon distribution, it would be taxable to you as a capital gain if your cost basis in the shares is reduced to zero. This could occur if you do not reinvest distribution and the returns of capital are significant.

Because the REITs invested in by the fund do not provide complete information about the taxability of



14   Additional Information You Should Know         American Century Investments




their distributions until after the calendar year end, American Century may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission each year from the Internal Revenue Service for an extension of time to issue Form 1099-DIV to February 28.


Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations, which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

The fund may invest in REITs that hold residual interests in real estate mortgage investment conduits. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC will be subject to federal income tax in all events. (See "Additional Information on Tax Issues-Taxation of Certain Mortgage REITs" in the Statement of Additional Information.)

MANAGEMENT


INVESTMENT MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

Subject to approval by the RREEF fund shareholders of the merger with the fund, REEF Real Estate Securities Advisers L.P., as subadvisor, will make investment decisions for the fund in accordance with the fund's investment objective, policies, and restrictions under the supervision of the manager and the Board of Directors.

The portfolio manager members of the team managing the fund described in this Prospectus and their work experience for the last five years are as follows:

KIM G. REDDING, Portfolio Manager, RREEF, is one of the fund's primary portfolio manager. Mr. Redding has served as the President of RREEF's general partner since inception in 1993, is currently a member of RREEF America L.L.C. and is a Senior Vice President of RREEF Management Company. From 1990 to 1993, he was a principal in K.G. Redding & Associates, an investment adviser, and prior thereto he was the President of Redding, Melchor & Company, an investment adviser. Mr. Redding has been professionally managing portfolios of real estate securities since 1987.


Prospectus                        Additional Information You Should Know      15




KAREN J. KNUDSON, Portfolio Manager, RREEF, is one of the fund's primary portfolio managers. Ms. Knudson is a Vice President of RREEF, is currently a member of RREEF America L.L.C. and is a Vice President of RREEF Management Company. Prior to joining RREEF, she was Senior Vice President and Chief Financial Officer of Security Capital Group, an investment advisor, and prior thereto she was the President, Director of Real Estate Research and Portfolio Manager of Bailard, Biehl and Kaiser Real Estate Investment Trust. Ms. Knudson has 14 years of real estate experience, specializing in the area of real estate investment trusts.

MARK L. MALLON, Senior Vice President and Managing Director, American Century Investment Management, Inc. oversees the subadvisor's operation of the fund. Mr. Mallon joined American Century in April 1997. From August 1978 until he joined American Century, Mr. Mallon was employed in several positions by Federated Investors, and had served as President and Chief Executive Officer of Federated Investment Counseling and Executive Vice President of Federated Research Corporation since January 1990.


The activities of the manager and the subadvisor are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.


For the services provided to the Advisor Class of the fund, the manager receives an annual fee of 1.45% of the average net assets of the fund.

On the first business day of each month, the fund pays the management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying 1.45% of the aggregate average daily closing value of the fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

For subadvisory services, the manager pays RREEF an annual fee of 0.425% of the average net assets of the fund.


CODE OF ETHICS


The fund and the manager have adopted a Code of Ethics, as has the subadvisor, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the fund and manager's Code of Ethics and the subadvisor's Code of Ethics require that employees with access to information about the purchase or sale of securities in the fund obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, both Codes of Ethics prohibit acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. The subadvisor's Code of Ethics provides that upon approval of the compliance officer, certain acquisitions of securities in an initial public offering may be permitted, but that such approval will be granted only in extraordinary circumstances. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund.


TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the manager.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of the fund, controls American Century Companies by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES


The fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the manager. As agent for the fund and the manager, the distributor enters into contracts with various banks,


16   Additional Information You Should Know         American Century Investments



broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the fund's shares and/or the use of the fund's shares in various financial services. The manager or an affiliate pays all expenses incurred in promoting sales of, and distributing, the Advisor Class and in securing such services out of the Rule 12b-1 fees described in the Section that follows.

SERVICE AND DISTRIBUTION FEES

Rule 12b-1 adopted by the Securities and Exchange commission under the Investment company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the fund's Board of Directors and the initial shareholder of the fund's Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan"). Pursuant to the Plan, the fund pays the manager a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.

The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information abut the Plan and its terms, see "Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY


American Century Capital Portfolios, Inc. the issuer of the fund, was organized as a Maryland corporation on June 14, 1993.

American Century Capital Portfolios, Inc. is a diversified, open-end management investment company whose shares were first offered for sale September 1, 1993. Its business and affairs are managed by its officers under the direction of its Board of Directors.

The manager and RREEF Real Estate Securities Advisers L.P., the investment advisor of the RREEF Real Estate Securities Fund, have proposed that the RREEF fund be merged into the fund. It is expected that the shareholders of the RREEF fund will consider the reorganization proposal at a meeting to be held June 13, 1997. If the RREEF fund shareholders approve the merger transaction, it is expected that the merger would be effective on June 13, 1997.

The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri, 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-2021. (international calls:
816-531-5575.)

American Century Capital Portfolios, Inc. issues two series of $0.01 par value shares, and if the merger of the RREEF Fund and the fund occurs, a third series of $0.01 par value shares will be issued. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

American Century offers three classes of the fund offered by this Prospectus: an Investor Class, an Institutional Class, and an Advisor Class. The shares offered by this Prospectus are Advisor Class shares.


The Investor Class is primarily made available to retail investors. The Institutional Class is primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker- dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor



Prospectus                        Additional Information You Should Know      17



Services Representatives at 1-800-345-2021. For information concerning the Institutional Class of shares call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of another class of the same fund.

Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's bylaws, the holders of at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


18   Additional Information You Should Know         American Century Investments


                                      NOTES


                                                                     Notes    19


                                      NOTES


20   Notes                                          American Century Investments



                                      NOTES


                                                                     Notes    21




P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-person assistance:
1-800-345-3533 or 816-531-5575


Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3038


Fax: 816-340-4655

Internet: www.americancentury.com


                            [american century logo]
                                    American
                                  Century(sm)

9706           [recycled logo]
SH-BKT-8462       Recycled

                       STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)


                                  MAY 21, 1997


                                    AMERICAN
                                     CENTURY
                                      GROUP

                                      VALUE
                                  EQUITY INCOME
                                REAL ESTATE FUND

                                 [front cover]




                       STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 21, 1997


                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.


This Statement is not a prospectus but should be read in conjunction with the current prospectuses of American Century Capital Portfolios, Inc., and its three series of shares, American Century Value, American Century Equity Income and American Century Real Estate Fund. Each of such prospectuses is dated May 21, 1997. Please retain this document for future reference. To obtain a prospectus, call American Century at 1-800-345-2021 (international calls: 816-531-5575), or write to P.O. Box 419200, Kansas City, Missouri 64141-6200.


TABLE OF CONTENTS

Investment Objectives of the Funds ......................... 2
Investment Restrictions .................................... 2
Forward Currency Exchange Contracts ........................ 3
Index Futures Contracts .................................... 4
An Explanation of Fixed Income Securities Ratings .......... 6
Short Sales ................................................ 7
Portfolio Turnover ......................................... 8
Officers and Directors ..................................... 8
Management .................................................10
Custodians .................................................11
Independent Auditors .......................................11
Capital Stock ..............................................11
Multiple Class Structure ...................................12
Taxes ......................................................14
Brokerage ..................................................16
Performance Advertising ....................................17
Redemptions in Kind ........................................18
Holidays ...................................................19
Financial Statements .......................................19


Statement of Additional Information                                            1



INVESTMENT OBJECTIVES OF THE FUNDS

The investment objective of each fund comprising American Century Capital Portfolios, Inc. is described on page 2 of the applicable prospectus. In achieving its objective, a fund must conform to certain policies, some of which are designated in its prospectus or in this Statement of Additional Information as "fundamental" and cannot be changed without shareholder approval. The following paragraph is also a statement of fundamental policy with respect to selection of investments for Value and Equity Income.

In general, within the restrictions outlined herein, American Century has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is our policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the manager's intention that each fund will generally consist of equity securities. However, subject to the specific limitations applicable to a fund, the manager may invest the assets of a fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

Neither the Securities and Exchange Commission nor any other federal or state agency participates in or supervises the management of the funds or their investment practices or policies.

INVESTMENT RESTRICTIONS

Additional fundamental policies that may be changed only with shareholder approval provide that each of Value and Equity Income:

(1)  Shall not invest more than 15% of its assets in illiquid investments.

(2) Shall not invest in securities of companies that, including predecessors, have a record of less than three years of continuous operation.

(3) Shall not lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the Investment Company Act of 1940. No such rules and regulations have been issued, but it is our policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned or by irrevocable letters of credit. During the existence of the loan, a fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one third of the fund's net assets valued at market.

(4) Shall not, with regard to 75% of its portfolio, purchase the security of any one issuer if such purchase would cause more than 5% of the fund's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in a fund's portfolio.

(5) Shall not invest for control or for management or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of a fund, exclusive of cash and U.S. government securities, will be invested in securities of any one industry.

(6) Shall not buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold without additional cost); however, a fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by its fundamental policies.

(7) Shall not invest in the securities of other investment companies except by purchases in the open market involving only customary brokers' commission and no sales charges.

(8)  Shall not issue any senior security.

(9)  Shall not underwrite any securities.


2                                                   American Century Investments


(10) Shall not borrow any money, except in an amount not in excess of 5% of the total assets of the series and then only for emergency and extraordinary purposes. Note: This investment restriction does not prohibit escrow and collateral arrangements in connection with investment in futures contracts and related options by a fund.

(11) Shall not purchase or sell real estate, except that a fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.


Additional fundamental policies that may be changed only with shareholder approval provide that the Real Estate Fund:

(1) Shall not lend any security or make any other loan if, as a result, more than 331/3% of the Funds total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

(2)  Shall not invest for purposes of exercising control over management.

(3) Shall not issue senior securities, except as permitted under the Investment Company Act of 1940.

(4) Shall not act as an underwriter of securities by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(5) Shall not borrow any money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

(6) Shall not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

(7) Shall not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.


The Investment Company Act imposes certain additional restrictions upon acquisition by the fund of securities issued by insurance companies, brokers, dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership.


Neither Value nor Equity Income may invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this standard, the SEC ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups that the recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the funds to forego investment possibilities which may otherwise be available to them under the Investment Company Act.


Neither the SEC nor any other agency of the federal or state government participates in or supervises the funds' management or their investment practices or policies.

FORWARD CURRENCY EXCHANGE CONTRACTS


A fund conducts its foreign currency exchange transactions either on a spot (ie., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency exchange contracts to purchase or sell foreign currencies.


A fund expects to use forward contracts under two circumstances:

(1)  When the manager wishes to "lock in" the U.S.


Statement of Additional Information                                            3



     dollar price of a security when a fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or


(2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount equal to the value of the forward contracts entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.

Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

INDEX FUTURES CONTRACTS


As described in the applicable Prospectus, Value and Equity Income may enter into domestic stock index futures contracts. Unlike when a fund purchases securities, no purchase price for the underlying securities is paid by the fund at the time it purchases a futures contract. When an index futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the fund's custodian for the benefit of the FCM in the event of any default by



4                                                   American Century Investments


the fund in the payment of any future obligations.

The value of the index futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities that comprise the index. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain may be entitled to receive all or a portion of this amount. The FCM may have access to a fund's margin account only under specified conditions of default.

The funds maintain from time to time a percentage of their assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the funds' investment objectives. The funds may enter into index futures contracts as an efficient means to expose the funds' cash position to the domestic equity market. The manager believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

The funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. To do so, the aggregate initial margin required to establish such positions may not exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

The principal risks generally associated with the use of futures include:

o the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk);

o the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter party risk);

o the risk that the index of securities to which the futures contract relates may go down in value (market risk); and

o adverse price movements in the underlying index can result in losses substantially greater than the value of a fund's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the funds may not purchase leveraged futures, so there is no leverage risk involved in the funds' use of futures.


A liquid secondary market is necessary to close out a contract. A fund may seek to manage liquidity risk by investing only in exchange-traded futures.
Exchange-traded index futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.


Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, such fund's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.


A fund manages counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of a fund, that fund may be entitled to the return of margin owed to such fund only in proportion to the amount received by the FCM's other customers. The manager will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the funds do business.



Statement of Additional Information                                            5


The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, the movement in market price of index futures contracts will reflect the movement in the aggregate market price of the entire portfolio of securities comprising the index. Since the funds are not index funds, a fund's investment in futures contracts will not correlate precisely with the performance of such fund's other equity investments. However, the manager believes that an investment in index futures will more closely reflect the investment performance of the funds than an investment in U.S. government or other highly liquid, short-term debt securities, which is where the cash position of the funds would otherwise be invested.

The policy of the manager is to remain fully invested in equity securities. There may be times when the manager deems it advantageous to the funds not to invest excess cash in index futures, but such decision will generally not be the result of an active effort to use futures to time or anticipate market movements in general.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS


As described in the applicable prospectuses, the funds may invest in fixed income securities. With the exception of convertible securities and all fixed income investments of the Real Estate Fund, the funds may invest only in investment grade obligations.


Fixed income securities ratings provide the investment manager with current assessment of the credit rating of an issuer with respect to a specific fixed income security. The following is a description of the rating categories utilized by the rating services referenced in the prospectus disclosure:

The following summarizes the ratings used by Standard & Poor's Corporation for bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only to a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rat-


6                                                   American Century Investments



ing category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the ratings used by Moody's Investors Service, Inc. for bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT SALES

Value and Equity Income may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custo-


Statement of Additional Information                                            7


dian. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, all or some part of any future losses in the fund's long position in substantially identical securities may not become deductible for tax purposes until all or some part of the short position has been closed.

PORTFOLIO TURNOVER

In order to achieve each fund's investment objective, the manager will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the funds' rate of portfolio turnover may be substantial.

The funds intend to purchase a given security whenever the manager believes it will contribute to the stated objective of a fund, even if the same security has only recently been sold. In selling a given security, the manager keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal
Revenue Code, and (2) profits from sales of securities are taxed to shareholders. Subject to those considerations, the corporation will sell a given security, no matter for how long or how short a period it has been held in the portfolio and no matter whether the sale is at a gain or at a loss, if management believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

When a general decline in security prices is anticipated, a fund may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, a fund may increase its equity position and decrease its cash position. It should be expected, however, that the funds will, under most circumstances, be essentially fully invested in equity securities and equity equivalents.

Since investment decisions are based on the anticipated contribution of the security in question to a fund's objectives, management believes that the rate of portfolio turnover is irrelevant when management believes a change is in order to achieve those objectives.

OFFICERS AND DIRECTORS


The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the funds' investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer below may be contacted is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).


JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.


JAMES E. STOWERS III,* President, Chief Executive Officer and Director; President, Chief Executive Officer and Director, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation.

THOMAS A. BROWN, Director; Chief Executive Officer, Associated Bearing Company, a corporation engaged in the sale of bearings and power transmission products.



ROBERT W. DOERING, M.D., Director; retired, formerly general surgeon.

D. D. (DEL) HOCK, Director; Chairman, Public



8                                                   American Century Investments



Service of Colorado; Director, Service Tech, Inc. and Hathaway Corporation.

LINSLEY L. LUNDGAARD, Vice Chairman of the Board and Director; retired; formerly Vice President and National Sales Manager, Flour Milling Division, Cargill, Inc.

DONALD H. PRATT, Director; President and Director, Butler Manufacturing Company.

LLOYD  T.  SILVER  JR.,   Director;   President,   LSC,   Inc.,   manufacturer's
representative.

M. JEANNINE STRANDJORD, Director; Senior Vice President and Treasurer, Sprint Corporation; Director, DST Systems, Inc.


WILLIAM M. LYONS, Executive Vice President, Chief Operating Officer, Secretary and General Counsel; Executive Vice President, Chief Operating Officer and General Counsel, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation.

ROBERT T. JACKSON, Executive Vice President and Principal Financial Officer; Executive Vice President and Treasurer, American Century Companies, Inc.,
American Century Investment Management, Inc. and American Century Services Corporation; formerly Executive Vice President, Kemper Corporation.

MARYANNE ROEPKE, CPA, Vice President, Treasurer and Principal Accounting Officer; Vice President, American Century Services Corporation.

PATRICK A. LOOBY, Vice President; Vice President, American Century Services Corporation.

MERELE A. MAY, Controller.

The Board of Directors has established four standing committees, the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

Messrs. Stowers Jr., Stowers III, and Lundgaard constitute the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

Messrs. Lundgaard (chairman), Doering and Hock and Ms. Strandjord constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent accountants, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent accountants with respect to internal controls and the considerations given or the corrective action taken by management, and reviewing nonaudit services provided by the independent accountants.

Messrs. Brown (chairman), Pratt and Silver constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including violations thereof.

The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chairman), Lundgaard and Stowers III.


The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of six of such companies an annual director's fee of $44,000, a fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those Directors who are not "interested persons" who serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses.

Set forth on page 10 is the aggregate compensation paid for the periods indicated by the corporation and by the American Century family of funds as a whole to each director of the corporation who is not an "inter-



Statement of Additional Information                                            9


ested person" as defined in the Investment Company Act.


                                  Aggregate            Total Compensation from
                                 Compensation           the American Century
Director                     from the corporation1        Family of Funds2
--------------------------------------------------------------------------------
Thomas A. Brown                    $2,411                      $46,333
Robert W. Doering, M.D.             2,260                       42,833
Linsley L. Lundgaard                2,436                       46,333
Donald H. Pratt                     2,352                       44,667
Lloyd T. Silver Jr.                 2,310                       44,333
M. Jeannine Strandjord              2,310                       43,833
John M. Urie3                       1,318                       37,167
D.D. (Del) Hock                     1,075                        8,833
--------------------------------------------------------------------------------

1 Includes compensation actually paid by the corporation during the fiscal year ended March 31, 1997.

2 Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1996.

3    Mr. Hock replaced Mr. Urie as a director effective October 31, 1996.


Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who also are officers of the funds, are paid by the manager.

MANAGEMENT


A description of the  responsibilities  and method of compensation of the funds'
manager,   American  Century  Investment  Management,   Inc.,  appears  in  each
Prospectus under the caption "Management."

During the fiscal years ended March 31, 1995, 1996 and 1997, the management fees paid by Value and Equity Income were as follows:

Fund Years Ended March 31,
--------------------------------------------------------------------------------
                                1997                1996                1995
--------------------------------------------------------------------------------
Value
  Management fees           $13,047,153         $5,747,940          $1,514,154
  Average net assets      1,307,953,436        590,608,755         151,415,400

Equity Income
  Management fees            $1,579,957           $831,887           $145,270*
  Average net assets        158,249,137         84,610,230         14,527,000*
--------------------------------------------------------------------------------
* Since inception (August 1, 1994) through March 31, 1995.

The Advisor Class of Value commenced October 2, 1996, and the Advisor Class of Equity Income commenced March 7, 1997. The management fees shown above include $106,780 paid on Advisor Class shares of Value and $9 paid on Advisor Class shares of Equity Income for the period ended March 31, 1997.

The management agreements between Value, Equity Income and the Real Estate Fund and the manager shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (ii) by the vote of a majority of the Directors who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.


Each management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of the funds' shareholders, on 60 days' written notice to the manager and that it shall be automatically terminated if it is assigned.

Each management agreement provides that the manager shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Each management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


The  management   agreement  between  the  Real  Estate  Fund  and  the  manager contemplates the retention of a subadvisor by the manager.


Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. In addition, purchases or sales of the same security may be made for two or more clients on the same date. Such transactions will be allocated among


10                                                  American Century Investments


clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives to additional compensation or remuneration as a result of such aggregation.


In addition to managing the funds the manager is also acting as an investment adviser to twelve institutional accounts and to five registered investment companies: American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century World Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc., and American Century Variable Portfolios, Inc.


American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to day administration of the funds and the manager pays American Century Services Corporation for such services.

As stated in each Prospectus, all of the stock of American Century Investment Management, Inc. and American Century Services Corporation is owned by American Century Companies, Inc.

CUSTODIANS

Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS

At a meeting held on December 12, 1996, the Board of Directors of the corporation appointed Deloitte & Touche LLP, 1010 Grand Avenue, Suite 400, Kansas City, Missouri 64106 as the independent auditors of the funds to examine the financial statements of the funds for the fiscal year ending March 31, 1998. The appointment of Deloitte & Touche was recommended by the Audit Committee of the Board of Directors. As the independent auditors of the funds, Deloitte & Touche will provide services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual federal income tax return filed for each fund by American Century.


Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, served as independent auditors for the funds for all fiscal years ending prior to March 31, 1998.


CAPITAL STOCK


The funds' capital stock is described in the Prospectuses under the heading "Further Information About American Century."

The corporation currently has two series of shares outstanding, and a third series is planned to be authorized. Each series of shares is further divided into four classes, and the contemplated third series will be divided into three classes. The funds may in the future issue one or more additional series or class of shares without a vote of the shareholders. The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profits (or losses) of investment and other assets held for that series or class. Your rights as a shareholder are the same for all series or classes of securities unless otherwise stated. Within their respective series or class, all shares will have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share,



Statement of Additional Information                                           11


irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

In the event of complete liquidation or dissolution of the funds, shareholders of each series or class of shares will be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.


As of May 5, 1997, in excess of 5% of the outstanding shares of either series of the funds were owned of record as follows: Charles Schwab & Co., San Francisco, California, owned 12.5% of Value and 13.7% of Equity Income.


MULTIPLE CLASS STRUCTURE

The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of shares: an Investor Class, an Institutional Class, a Service Class and an Advisor Class.

The Investor Class is made available to investors directly by the investment manager through its affiliated broker-dealer, American Century Investment Services, Inc., for a single unified management fee, without any load or commission. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower management fee. In addition to the management fee, however, Service Class shares are subject to a Shareholder Services Plan (described below), and the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (also described below). Both plans have been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Service Class and Advisor Class have approved and entered into a Shareholder Services Plan, with respect to the Service Class, and a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (collectively, the "Plans"). Both Plans are described beginning on this page.

In adopting the Plans, the Board of Directors (including a majority of directors who are not "interested persons" of the funds (as defined in the Investment Company Act), hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

All fees paid under the plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

SHAREHOLDER SERVICES PLAN


As described in the Prospectuses, the funds' Service Class of shares is made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. In such circumstances, certain record keeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary. To



12                                                  American Century Investments


enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Service Class shares and the funds' Board of Directors has adopted a Shareholder Services Plan. Pursuant to the Shareholder Services Plan, the Service Class shares pay a shareholder services fee of 0.25% annually of the aggregate average daily net assets of the funds' Service Class shares.


American Century Investment Services, Inc. enters into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees under the Shareholder Services Plan to pay for such services. Payments may be made for a variety of shareholder services, including, but are not limited to, (1) receiving, aggregating and processing purchase, exchange and redemption request from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment medium) of shares and placing purchase, exchange and redemption orders with the Distributor; (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (4) providing and maintaining elective services such as check writing and wire transfer services; (5) acting as shareholder of record and nominee for beneficial owners; (6) maintaining account records for shareholders and/or other beneficial owners; (7) issuing confirmations of transactions; (8) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (9) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;
(10) providing other similar administrative and sub-transfer agency services; and (11) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "Shareholder Services"). Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.


MASTER DISTRIBUTION AND SHAREHOLDER
SERVICES PLAN


As described in the Prospectuses, the funds' Advisor Class of shares is also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.


As with the Service Class, certain record keeping and administrative services that are provided by the funds' transfer agent of the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay a fee of 0.50% annually of the aggregate average daily net assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (1) the payment of sales commissions, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares


Statement of Additional Information                                           13


pursuant to Selling Agreements; (2) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the funds' Advisor Class shares; (3) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (4) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (5) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (6) receiving and answering correspondence from prospective shareholders including distributing prospectuses, statements of additional information, and shareholder reports; (7) the providing of facilities to answer questions from prospective investors about fund shares; (8) complying with federal and state securities laws pertaining to the sale of fund shares;
(9) assisting investors in completing application forms and selecting dividend and other account options: (10) the providing of other reasonable assistance in connection with the distribution of fund shares; (11) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (12) profit on the foregoing; (13) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (14) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

TAXES

Each fund has elected to be taxed under the Internal Revenue Code as a regulated investment company. If they qualify, they will not be subject to U.S. federal income tax on net investment income and net capital gains, which are distributed to its shareholders within certain time periods specified in the Code. Amounts not distributed on a timely basis would be subject to federal and state corporate income tax and to a nondeductible 4% excise tax.

Distributions by the funds from net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The dividends received deduction available to corporate shareholders for dividends received from a fund will apply to ordinary income distributions only to the extent that they are attributable to the fund's dividend income from U.S. corporations. In addition, the dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days by a fund.


Distributions by the funds from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.


Redemption of shares of a fund will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

In addition to the federal income tax consequences described above relating to an investment in shares of the funds, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effect of this investment on their own situations.

TAXATION OF CERTAIN MORTGAGE REITS

The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits. Under Treasury regulations that have not yet been


14                                                  American Century Investments


issued, but may apply retroactively, a portion of a fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by them with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations.

TAXATION OF DEBT INSTRUMENTS

For Federal income tax purposes, debt securities purchased by the funds may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest earned by the fund for Federal income tax purposes, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a fund's taxable income. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount for any period is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

A fund may purchase debt securities at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, at the time of purchase. This additional discount represents market discount for income tax purposes. Generally, market discount is accrued on a daily basis.

A fund may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund's adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, generally for securities issued after September 27, 1985, must be amortized under an economic accrual method.

FOREIGN HOLDERS

A foreign holder is a person or entity that, for U.S. Federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a non-resident fiduciary of a foreign estate or trust. If a distribution of a fund's taxable income (without regard to its net capital gain) to a foreign holder is not effectively connected with a U.S. trade of business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In addition, distributions from the Fund will generally be subject to information reporting.

If at least 50% of the value of the Real Estate Fund is represented by shares of REITs that are "domestically controlled" within the meaning of Section 897(h) of the Code, or is represented by


Statement of Additional Information                                           15


shares of classes of REIT stock that (i) represent not more than 5% of such classes and (ii) are "regularly traded on an established securities market" within the meaning of Section 897(c)(3) of the Code, a foreign holder should not be subject to withholding tax under the Foreign Investment in Real Property Tax Act with respect to gain arising from the sale or redemption of units. In addition, based upon advice of counsel as to existing law, the fund does not intend to withhold under FIRPTA on distributions of the fund's net capital gain (designated as capital gain by the fund). Such income generally will not be subject to federal income tax unless the income is effectively connected with a trade or business of such foreign holder in the United States. In the case of a foreign holder who is a non-resident alien individual, however, gain arising from the sale or redemption of shares or distributions of the fund's net capital gain ordinarily will be subject to federal income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of the gain arising from the sale or redemption of units, either the gain is attributable to an office or other fixed place of business maintained by the holder in the United States or the holder has a "tax home" in the United States. In addition, shares held by individual who is not a citizen or resident of the United States at the time of his death will generally be subject to United States federal estate tax.

The tax consequences to a foreign holder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Holders should consult their own tax advisers to determine whether investment in the Fund is appropriate.

BROKERAGE


Under the terms of the management agreements between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed below when selecting brokers.

For brokerage services related to the Real Estate Fund, the manager has delegated responsibility for selecting brokers to execute portfolio transactions to the subadvisor under the terms of the Investment Subadvisory Agreement.


The manager or the subadvisor, as the case may be, receives statistical and other information and services without cost from brokers and dealers. The manager or the subadvisor evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager and the subadvisor propose to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services provided to the manager and the subadvisor will be in addition to and not in lieu of the services required to be performed for the funds by the manager and subadvisor. Neither the manager nor the subadvisor utilizes brokers who provide such information and services for the purpose of reducing the expense of providing required services to the funds.


In the years ended March 31, 1997, 1996 and 1995, the brokerage commissions of Value and Equity Income were as follows:

Fund                                     Years Ended March 31,
--------------------------------------------------------------
                         1997          1996           1995
--------------------------------------------------------------
Value                $4,841,179    $2,929,681       $607,139
Equity Income           537,710       325,185        51,4271
--------------------------------------------------------------
1 Since inception.


The brokerage commissions paid by the funds may exceed those that another broker might have charged for effecting the same transactions because of the value of the brokerage and/or research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

The staff of the SEC has expressed the view that the best price and execution of over-the-counter


16                                                  American Century Investments


transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds normally place their over-the-counter transactions with principal market makers but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

On occasions when the manager deems the purchase or sale of a security to be in the best interests of the funds as well as other fiduciary accounts, the manager may aggregate the security to be sold or purchased for the fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the manager in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the funds.

PERFORMANCE ADVERTISING

FUND PERFORMANCE


Individual fund performance may be compared to various indices, including the Standard & Poor's 500 Index, the Consumer Price Index, the Dow Jones Industrial Average and the S&P/Barra Value (with regard to Value), the Lipper Equity Income Fund Index (with regard to Equity Income), and the Morgan Stanley REIT Index, NAREIT Equity-Less Health Care Index , and Wilshire REIT Only Index (with regard to the Real Estate Fund). Fund performance also may be compared to the rankings prepared by Lipper Analytical Services, Inc.

The following table sets forth the average annual total return of the Investor class of the funds for the periods indicated. Average annual total return is calculated by determining each fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions. Annualization of a fund's return assumes that the partial year performance will be constant throughout the period. Actual return through the period may be greater or less than the annualized data.

                                         Average Annual
Value                                     Total Return
----------------------------------------------------------
Year ended March 31, 1997                    15.92%
September 1, 1993 (Inception)
through March 31, 1997                       17.39%

                                         Average Annual
Equity Income                             Total Return
----------------------------------------------------------
Year Ended March 31, 1997                    16.24%
August 1, 1994 (Inception)
through March 31, 1997                       19.78%
----------------------------------------------------------


The funds also may elect to advertise cumulative total return and average annual total return, computed as described above, over periods of time other than one, five and 10 years and cumulative total return over various time periods. The following table shows the cumulative total returns and the average annual returns for the Investor Class of the funds since their respective dates of inception.


                       Cumulative Total         Average Annual
Fund               Return Since Inception       Compound Rate
----------------------------------------------------------------
Value                       77.47%                  17.39%
Equity Income               61.71%                  19.78%
----------------------------------------------------------------


ADDITIONAL PERFORMANCE COMPARISONS

Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the EAFE(R) Index, NAREIT Equity-Less Health Care Index and Wilshire REIT Only Index, and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation,


Statement of Additional Information                                           17


Shearson Lehman Brothers, Inc. and The Russell 2000 Index, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, USA Today, Realty Stock Review, Changing Times, Institutional Investor, and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the applicable prospectus under the heading "Performance Advertising" may be included in advertisements and in reports to shareholders.

PERMISSIBLE ADVERTISING INFORMATION

From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

DISTRIBUTION RATES

In its sales literature, the Real Estate Fund may also quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the fund even though such option income is not considered investment income under generally accepted accounting principals.

Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value ,the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

REDEMPTIONS IN KIND

In order to protect the investments of the remaining shareholders, the funds have adopted a policy regarding large redemptions. That policy is described in detail in the applicable fund prospectuses under the heading "Special Requirements for Large Redemptions."

The funds have elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the funds will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The securities delivered will be


18                                                  American Century Investments



selected at the sole discretion of the manager. Such securities will not necessarily be representative of the entire portfolio and may be securities that the manager regards as least desirable. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in each prospectus under the heading "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.


HOLIDAYS

The funds do not determine the net asset value of their shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays and on holidays, namely New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

FINANCIAL STATEMENTS

The financial statements of the funds for the fiscal year ended March 31, 1997, are included in the Annual Report to shareholders, which is incorporated herein by reference. In addition, the fund's unaudited financial statements for the six months ended September 30, 1996, are included in the Semiannual Report to shareholders which is incorporated herein by reference. With respect to the unaudited financial statements incorporated herein, all adjustments, in the opinion of management, necessary for a fair presentation of the financial position and results of operation for the periods indicated have been made. The results of operations of the funds for the respective periods indicated are not necessarily indicative of the results for the entire year. You may receive copies of the Annual and Semiannual Reports without charge upon request to the funds at the address and phone numbers shown on the cover of this Statement.


Statement of Additional Information                                           19


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765


Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485


Fax: 816-340-7962

www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9705           [recycled logo]
SH-BKT-8484       Recycled

PART C    OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

          (a)  Financial Statements:

          (i)  Financial Statements filed in Part A of Registration Statement:

               1.  Financial Highlights

          (ii) Financial Statements filed in Part B of the Registration Statement (each of the following financial statements is contained in the Registrant's Annual Report dated March 31, 1997, and which are incorporated by reference in Part B of this Registration Statement):

               1.   Statements of Assets and Liabilities at March 31, 1997.

               2.   Statements of Operations for the year ended March 31, 1997.

               3. Statements of Changes in Net Assets for the year ended March 31, 1997.

               4.   Notes to Financial Statements as of March 31, 1997.

               5.   Schedule of Investments at March 31, 1997.

               6.   Report of Independent Auditors dated April 25, 1997.

          (b) Exhibits (all exhibits not filed herein are being incorporated herein by reference).

               1.   (a)  Articles of Incorporation of Twentieth Century Capital
                         Portfolios, Inc., dated June 11, 1993 (filed electronically as an exhibit to Post-Effective Amendment No. 5 on Form N-1A on July 31, 1996, File No. 33-64872).

                    (b) Articles Supplementary of Twentieth Century Capital Portfolios, Inc., dated March 11, 1996 (filed electronically as an exhibit to Post-Effective Amendment No. 5 on Form N-1A on July 31, 1996, File No. 33-64872).

                    (c) Articles of Amendment of Twentieth Century Capital Portfolios, Inc., dated December 2, 1996 (filed electronically as an exhibit to Post-Effective Amendment No. 7 on Form N-1A on March 3, 1997, File No. 33-64872).

                    (d) Articles Supplementary of American Century Capital Portfolios, Inc., dated December 2, 1996 (filed electronically as an exhibit to Post-Effective Amendment No. 7 on Form N-1A on March 3, 1997, File No. 33-64872).

                    (e) Articles Supplementary of American Century Capital Portfolios, Inc. dated April 30, 1997 (filed herein as EX-99.B1e).

                    (f) Certificate of Correction of Articles Supplementary of American Century Capital Portfolios, Inc. dated May 15, 1997 (filed herein as EX-99.B1f).

               2. By-Laws of Twentieth Century Capital Portfolios, Inc. (filed electronically as an exhibit to Post-Effective Amendment No. 5 on Form N-1A on July 31, 1996, File No. 33-64872).

               3.   Voting Trust Agreements - None.

               4.   Specimen securities (filed herein as EX-99.B4).

               5.   (a)  Management Agreement dated as of August 1, 1993,
                         between Twentieth Century Capital Portfolios, Inc. and Investors Research Corporation (filed electronically as an exhibit to Post-Effective Amendment No. 5 on Form N-1A on July 31, 1996, File No. 33-64872).

                    (b) Addendum to Management Agreement dated as of May 11, 1994, between Twentieth Century Capital Portfolios, Inc. and Investors Research Corporation (filed electronically as an exhibit to Post-Effective Amendment No. 5 on Form N-1A on July 31, 1996, File No. 33-64872).

                    (c) Management Agreement - Advisor Class between Twentieth Century Capital Portfolios, Inc., and Investors Research Corporation dated September 1, 1996 (filed electronically as an exhibit to Post-Effective Amendment No. 6 on Form N-1A on August 14, 1996, File No. 33-64872).

                    (d) Management Agreement - Service Class between Twentieth Century Capital Portfolios, Inc., and Investors Research Corporation dated September 1, 1996 (filed electronically as an exhibit to Post-Effective Amendment No. 6 on Form N-1A on August 14, 1996, File No. 33-64872).

                    (e) Management Agreement - Institutional Class between Twentieth Century Capital Portfolios, Inc. and Investors Research Corporation dated September 1, 1996 (filed electronically as an exhibit to Post-Effective Amendment No. 6 on Form N-1A on August 14, 1996, File No. 33-64872).

                    (f) Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., dated May 8, 1997 (filed herein as EX-99.B5f).

                    (g) Subadvisory Agreement between American Century Investment Management, Inc. and RREEF Real Estate Securities Advisers L.P., dated May 8, 1997 (filed herein as EX-99.B5g).

               6. Distribution Agreement between TCI Portfolios, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Strategic Asset Allocations, Inc., Twentieth Century World Investors, Inc., and Twentieth Century Securities, Inc. dated September 3, 1996 (filed electronically as an exhibit to Post-Effective Amendment No. 75 on form N-1A of Twentieth Century Investors, Inc., File No. 2-14213).

               7.   Bonus and Profit Sharing Plan, Etc. - None.


               8.   (a)  Custodian Agreement, dated as of September 21, 1994, by and between Twentieth Century Capital Portfolios, Inc. and United Missouri Bank, N.A. (filed electronically as an exhibit to Post-Effective Amendment No. 5 on Form N-1A on July 31, 1996, File No. 33-64872).

                    (b) Custody Agreement dated September 12, 1995, between UMB Bank, N.A., Investors Research Corporation, Twentieth Century Investors, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc. and Twentieth Century Capital Portfolios, Inc. (filed as an exhibit to Pre-Effective Amendment No. 4 on Form N-1A of Twentieth Century Strategic Asset Allocations, Inc., File No. 33-79482).

                    (c) Amendment No. 1 to Custody Agreement dated January 25, 1996, between UMB Bank, N.A., Investors Research Corporation, Twentieth Century Investors, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc. and Twentieth Century Capital Portfolios, Inc. (filed as an exhibit to Pre-Effective Amendment No. 4 on Form N-1A of Twentieth Century Strategic Asset Allocations, Inc., File No. 33-79482).

                    (d) Master Agreement by and between Twentieth Century Service, Inc. and Commerce Bank, N.A. dated January 22, 1997 (filed as a part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed February 28, 1997 and incorporated herein by reference).

                    (e) Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated August 9, 1996 (filed as a part of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed February 7, 1997, and incorporated herein by reference).

               9. Transfer Agency Agreement, dated as of August 1, 1993, by and between Twentieth Century Capital Portfolios, Inc. and Twentieth Century Services, Inc. (filed electronically as an exhibit to Post-Effective Amendment No. 5 on Form N-1A on July 31, 1996, File No. 33-64872).

               10.  Opinion and consent of Counsel (filed herein as EX-99.B10).

               11.  Consent of Ernst & Young LLP (filed herein as EX-99.B11).

               12. Annual Report of the Registrant dated March 31, 1997 (filed electronically on May 21, 1997).

               13.  Agreements for Initial Capital, Etc. - None.

               14. Model Retirement Plans (filed as Exhibits 14(a)-(d) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Twentieth Century World Investors, Inc., File No. 33-39242, filed on May 6, 1991).

               15.  (a)  Master Distribution and Shareholder Services Plan of
                         Twentieth Century Capital Portfolios, Inc. Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed electronically as an exhibit to Post-Effective Amendment No. 75 on Form N-1A of Twentieth Century Investors, Inc., File No. 2-14213).

                    (b) Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc., and Twentieth Century World Investors, Inc. (Service Class) dated September 3, 1996 (filed electronically as an exhibit to Post-Effective Amendment No. 75 on Form N-1A of Twentieth Century Investors, Inc., File No. 2-14213).

               16. Schedule of Computation for Performance Advertising Quotations (filed herein as EX-99.B16).

               17.  Power of Attorney (filed herein as EX-99.B17).

               18. Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996, (filed electronically as an exhibit to Post-Effective Amendment
                    No. 75 on Form N-1A of Twentieth Century Investors, Inc., File No. 2-14213).

               27.  (a)  Financial Data Schedule for American Century Value,
                         (EX-27.1.1).

                    (b) Financial Data Schedule for American Century Equity Income (EX-27.1.2).

ITEM 25.  Persons Controlled by or Under Common Control with Registrant - None.

ITEM 26.  Number of Holders of Securities.

                                             Number of Record Holders
                                               As of April 30, 1997

                                  Investor   Advisor   Institutional  Service
Title of Series                    Class      Class        Class       Class
---------------                    -----      -----        -----       -----

American Century Value             16,462       2            0           0
American Century Equity Income     87,455       7            0           0

ITEM 27.  Indemnification.

          The Registrant is a Maryland corporation. Section 2-418 of the Maryland General Corporation Law allows a Maryland corporation to indemnify its officers, directors, employees and agents to the extent provided in such statute.

          Article XIII of the Registrant's Articles of Incorporation, Exibit 1, requires the indemnification of the Registrant's directors and officers to the extent permitted by Section 2-418 of the Maryland General Corporation Law, the Investment Company Act of 1940 and all other applicable laws.

          The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

ITEM 28.  Business and Other Connections of Investment Advisor.

          American Century Investment Management, Inc. (formerly known as Investors Research Corporation), the investment advisor, is engaged in the business of managing investments for registered investment companies, deferred compensation plans and other institutional investors.

ITEM 29.  Principal Underwriters

          None.

ITEM 30.  Location of Accounts and Records.

          All accounts, books and other documents required to be maintained by
          Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of Registrant, American Century Services Corporation and American Century Investment Management, Inc., all located at 4500 Main Street, Kansas City, Missouri 64111.

ITEM 31.  Management Services - None.

ITEM 32.  Undertakings.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (d) The Registrant hereby undertakes that it will, if requested to do so by the holders of at least 10% of the Registrant's outstanding votes, call a meeting of shareholders for the purpose of voting upon the question of the removal of a director and to assist in communication with other shareholders as required by
               Section 16(c).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri on the 21st day of May, 1997.

                                    American Century Capital Portfolios, Inc.
                                                 (Registrant)

                                    By:  /s/ James E. Stowers III
                                         James E. Stowers III, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment No. 8 has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                 Title                           Date
*James E. Stowers, Jr.             Chairman of the Board             May 21, 1997
-------------------------          and Director
James E. Stowers, Jr.

/s/ James E. Stowers III           President, Principal              May 21, 1997
-------------------------          Executive Officer,
James E. Stowers, III              and Director

*Robert T. Jackson                 Executive Vice President-Finance  May 21, 1997
-------------------------          and Principal
Robert T. Jackson                  Financial Officer

*Maryanne Roepke                   Treasurer and Principal           May 21, 1997
-------------------------          Accounting Officer
Maryanne Roepke

*Thomas A. Brown                   Director                          May 21, 1997
-------------------------
Thomas A. Brown

*Robert W. Doering, M.D.           Director                          May 21, 1997
-------------------------
Robert W. Doering, M.D.

D. D. (Del) Hock                   Director                          May 21, 1997
-------------------------
D. D. (Del) Hock

*Linsley L. Lundgaard              Director                          May 21, 1997
-------------------------
Linsley L. Lundgaard

*Donald H. Pratt                   Director                          May 21, 1997
-------------------------
Donald H. Pratt

*Lloyd T. Silver, Jr.              Director                          May 21, 1997
-------------------------
Lloyd T. Silver, Jr.

*M. Jeannine Strandjord            Director                          May 21, 1997
-------------------------
M. Jeannine Strandjord


*By /s/ James E. Stowers III
      James E. Stowers III
      Attorney-in-Fact